As filed with the Securities and Exchange Commission on November 29, 2000.

                                                                      File Nos.
                                                                       811-7851
                                                                      333-13601

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

   Pre-Effective Amendment No.

   Post-Effective Amendment No.   5                              (X)
                                -----

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

   Amendment No.   7                                             (X)
                 -----

                    FRANKLIN TEMPLETON FUND ALLOCATOR SERIES
                    ----------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                 777 MARINERS ISLAND BLVD., SAN MATEO, CA 94404
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, Including Area Code (650) 312-2000
        -----------------------------------------------------------------

        MURRAY L. SIMPSON, 777 MARINERS ISLAND BLVD., SAN MATEO, CA 94404
        -----------------------------------------------------------------
               (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b)
[X] on December 1, 2000 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.







Prospectus

FRANKLIN TEMPLETON FUND ALLOCATOR SERIES

CLASS A & C

INVESTMENT STRATEGY  GROWTH & INCOME

FRANKLIN TEMPLETON CONSERVATIVE TARGET FUND
FRANKLIN TEMPLETON MODERATE TARGET FUND
FRANKLIN TEMPLETON GROWTH TARGET FUND












DECEMBER 1, 2000

[Insert Franklin Templeton Ben Head]
The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

THE FUNDS

[Begin callout]
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]

 2  Goal and Strategies

 4  Main Risks

 6  Performance

12  Fees and Expenses

15  Management

19  Distributions and Taxes

20  Financial Highlights

23  Information about the Underlying
    Franklin Templeton Funds

YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT SALES CHARGES, ACCOUNT TRANSACTIONS AND SERVICES
[End callout]

36 Choosing a Share Class

39 Buying Shares

42 Investor Services

45 Selling Shares

47 Account Policies

50 Questions

FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT EACH FUND
[End callout]

Back Cover

THE FUNDS

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES
                                        -------------------

GOAL Each Fund's investment goal is the highest level of long-term total return that is consistent with an acceptable level of risk. The following compares the Funds' levels of risk and return relative to one another.

CONSERVATIVE TARGET FUND is designed for investors seeking the highest level of long-term total return that is consistent with a lower level of risk. This Fund may be most appropriate for investors with a shorter investment horizon.

MODERATE TARGET FUND is designed for investors seeking the highest level of long-term total return that is consistent with a moderate level of risk. This Fund may be most appropriate for investors with an intermediate investment horizon.

GROWTH TARGET FUND is designed for investors seeking the highest level of long-term total return that is consistent with a higher level of risk. This Fund may be most appropriate for investors with a longer investment horizon.

[Begin callout]
The Funds' assets are allocated among the broad asset classes of equity, fixed-income and short-term investments through distinctly-weighted combinations of Franklin Templeton mutual funds.
[End callout]

MAIN INVESTMENT STRATEGIES The manager allocates each Fund's assets among the broad asset classes of equity, fixed-income and short-term (money market) investments by investing in a distinctly-weighted combination of Franklin Templeton mutual funds (underlying funds). These underlying funds, in turn, invest in a variety of U.S. and foreign equity, fixed-income and money market securities. The investment policies of the various underlying funds are described in the section called "Information about the Underlying Franklin Templeton Funds."

Following is a general guide the manager uses in allocating each of the Fund's assets among the broad asset classes. These percentages may be changed from time to time by the Funds' manager without the approval of shareholders.

                                  SHORT-TERM    EQUITY  FIXED-INCOME
                                  INVESTMENTS   FUNDS       FUNDS
----------------------------------------------------------------------
Conservative Target Fund              20%        40%         40%

Moderate Target Fund                  10%        55%         35%

Growth Target Fund                     5%        80%         15%

When selecting equity funds, the manager considers the underlying funds' foreign and domestic exposure, market capitalization ranges, and investment style (growth vs. value). When selecting fixed-income funds, the manager's primary focus is on obtaining a maximum amount of current income.

In evaluating the risk level of the underlying funds, the manager analyzes such factors as: (a) relative and absolute performance, including correlations with other underlying funds as well as corresponding benchmarks, and (b) their volatility (the variability of returns from one period to the next).

The manager attempts to invest the assets of each Fund in the same underlying funds and will vary the underlying funds' allocation percentages based upon each Fund's risk/return level. No more than 25% of each Fund's assets may be invested in any one underlying fund, except that each of the Funds may invest up to 50% of its total assets in Franklin Short-Intermediate U.S. Government Securities Fund and Franklin U.S. Government Securities Fund.

OTHER INVESTMENT STRATEGIES Each Fund may invest up to 5% of its assets directly in the types of securities in which the underlying funds may invest. The Funds may also engage directly in the types of investment strategies employed by the underlying funds, however, no Fund intends to commit more than 5% of its assets to these investment strategies. These strategies include investments in futures and related options for the purpose of managing the desired effective asset allocation of the Funds. In addition, each Fund may hedge its investments to protect the Fund against a decline in market value.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of each Fund's assets in a temporary defensive manner or hold a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the funds may be unable to achieve their investment goals.

[Insert graphic of chart with line going up and down] MAIN RISKS
                                                      ----------

ASSET ALLOCATION A Fund's ability to achieve its investment goal depends upon the manager's skill in determining the Fund's asset allocation mix and selecting underlying funds. There is the possibility that the manager's evaluations and assumptions regarding asset classes and underlying funds will not successfully achieve high long-term total return in view of actual market trends.

[Begin callout]
The value of an investment in a Fund is based primarily on the performance of, and its allocation among, the underlying funds. Because the prices of the underlying funds' securities fluctuate with market conditions (the range of fluctuation depends upon the types of securities an underlying fund owns and the markets in which they trade), the value of your investment will go up and down. This means you could lose money over short or even extended periods.
[End callout]

EQUITY FUNDS If a Fund invests in an underlying stock fund, its returns will fluctuate with changes in the stock market. While stocks historically have outperformed other asset classes over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

FIXED-INCOME FUNDS If a Fund invests in an underlying bond fund, its returns will fluctuate with changes in interest rates. When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes. Other factors may also affect the market price and yield of income securities, including investor demand, changes in the financial condition of issuers of securities, and domestic and worldwide economic conditions.

DIVERSIFICATION Because they may invest in a limited number of mutual funds, each of the Funds is considered a non-diversified fund. The Funds may invest a greater portion of their assets in the securities of one issuer than a diversified fund. The Funds may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of a Fund's shares. The Funds, however, intend to meet certain tax diversification requirements.

DERIVATIVE SECURITIES Options and futures are considered derivative investments, since their value depends on the value of the underlying asset to be purchased or sold. A Fund's investment in derivatives may involve a small investment relative to the amount of risk assumed. To the extent the Funds enter into these transactions, their success will depend on the manager's ability to predict market movements.

More detailed information about the Funds and their policies and risks can be found in the Funds' Statement of Additional Information (SAI). More detailed information about the underlying funds and their associated risks may be found under "Information about the Underlying Franklin Templeton Funds" in this prospectus and in the SAI.

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]


[Insert graphic of a bull and a bear] PERFORMANCE
                                      -----------

This bar chart and table show the volatility of each Fund's returns, which is one indicator of the risks of investing in a Fund. The bar chart shows changes in each Fund's returns from year to year over the past 3 calendar years. The table shows how each Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

CONSERVATIVE TARGET FUND - CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]

11.55%  2.98%  20.28%
  97     98     99

        YEAR

[Begin callout]
BEST QUARTER:

Q4 '99  16.30%

WORST QUARTER:

Q3 '98 -5.38%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1999

                                            SINCE
                                          INCEPTION
                              1 YEAR      (12/31/96)
-----------------------------------------------------
Franklin Templeton             13.35%        9.20%
Conservative Target Fund -
Class A/2
S&P 500 Index/3                21.04%       27.56%
Lehman Brothers

Government/Credit Index/4      -2.15%        5.54%
MSCI EAFE (Net Dividends)/5    26.96%       15.74%
U.S. Treasury Bills/6           4.85%        5.17%

                                            SINCE
                                          INCEPTION
                              1 YEAR      (12/31/96)
-----------------------------------------------------
Franklin Templeton             17.17%       10.08%
Conservative Target Fund -
Class C/2
S&P 500 Index/3                21.04%       27.56%
Lehman Brothers

Government/Credit Index/4       -2.15%        5.54%
MSCI EAFE (Net Dividends)/5     26.96%       15.74%
U.S Treasury Bills/6             4.85%        5.17%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of September 30, 2000, the Fund's year-to-date return was 5.02% for Class A.
2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains.
3. Source: Standard & Poor's Micropal. The S&P 500 Index is an unmanaged group of widely held common stocks covering a variety of industries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
4. Source: Standard & Poor's Micropal. The Lehman Brothers Government/Credit Index is an unmanaged index of fixed-rate U.S. government and foreign and domestic corporate bonds that are rated investment grade or higher and have maturities of one year or more and at least $50 million outstanding. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
5. Source: Standard & Poor's Micropal. The unmanaged MSCI Europe Australia/Asia Far East (EAFE) Index tracks the performance of approximately 1000 securities in 20 countries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
6. Source: Standard & Poor's Micropal. The Payden & Rygel United States 90 day Treasury Bill is a total return index based on a constant maturity instrument. Payden & Rygel includes both accrued interest and change in market price in its monthly total return calculations. End of month yield levels are obtained from the Federal Reserve H15 publication and used to calculate change in price. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

MODERATE TARGET FUND - CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]

14.28%  0.15%  27.25%
  97     98     99

        YEAR

[Begin callout]
BEST QUARTER:

Q4 '99  22.08%

WORST QUARTER:

Q3 '98 -10.19%
[End callout]


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1999


                                            SINCE
                                          INCEPTION
                              1 YEAR      (12/31/96)
-----------------------------------------------------
Franklin Templeton Moderate   19.88%       11.14%
Target Fund - Class A/2
S&P 500 Index/3               21.04%       27.56%
Lehman Brothers
Government/Credit Index/4     -2.15%        5.54%
MSCI EAFE (Net Dividends)/5   26.96%       15.74%
U.S. Treasury Bills/6          4.85%        5.17%

                                             SINCE
                                           INCEPTION
                              1 YEAR      (12/31/96)
----------------------------------------------------
Franklin Templeton Moderate   24.06%        11.89%
Target Fund - Class C/2
S&P 500 Index/3               21.04         27.56%
Lehman Brothers
Government/Credit Index/4     -2.15%         5.54%
MSCI EAFE (Net Dividends)/5   26.96%        15.74%
U.S Treasury Bills/6           4.85%         5.17%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of September 30, 2000, the Fund's year-to-date return was 8.02% for Class A.
2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains.
3. Source: Standard & Poor's Micropal. The S&P 500 Index is an unmanaged group of widely held common stocks covering a variety of industries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
4. Source: Standard & Poor's Micropal. The Lehman Brothers Government/Credit Index is an unmanaged index of fixed-rate U.S. government and foreign and domestic corporate bonds that are rated investment grade or higher and have maturities of one year or more and at least $50 million outstanding. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
5. Source: Standard & Poor's Micropal. The unmanaged MSCI Europe Australia/Asia Far East (EAFE) Index tracks the performance of approximately 1000 securities in 20 countries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
6. Source: Standard & Poor's Micropal. The Payden & Rygel United States 90 day Treasury Bill is a total return index based on a constant maturity instrument. Payden & Rygel includes both accrued interest and change in market price in its monthly total return calculations. End of month yield levels are obtained from the Federal Reserve H15 publication and used to calculate change in price. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

GROWTH TARGET FUND - CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]

13.05%  -0.11%  41.17%
  97     98     99

        YEAR

[Begin callout]
BEST QUARTER:

Q4 '99  31.29%

WORST QUARTER:

Q3 '98 -12.57%
[End callout]


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1999


                                         Since
                                        Inception
                               1 YEAR    (12/31/96)
-----------------------------------------------------
Franklin Templeton Growth      33.02%      14.54%
Target Fund - Class A/2
S&P 500 Index/3                21.04%      27.56%
Lehman Brothers
Government/Credit Index/4      -2.15%       5.54%
MSCI EAFE (Net Dividends)/5    26.96%      15.74%
U.S. Treasury Bills/6           4.85%       5.17%


                                          SINCE
                                          INCEPTION
                               1 YEAR      (12/31/96)
-----------------------------------------------------
Franklin Templeton Growth      37.72%      15.63%
Target Fund - Class C/2
S&P 500 Index/3                21.04%      27.56%
Lehman Brothers
Government/Credit Bond Index/4 -2.15%       5.54%
MSCI EAFE (Net Dividends)/5    26.96%      15.74%
U.S Treasury Bills/6            4.85%       5.17%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of September 30, 2000, the Fund's year-to-date return was 9.63% for Class A.
2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains.
3. Source: Standard & Poor's Micropal. The S&P 500 Index is an unmanaged group of widely held common stocks covering a variety of industries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
4. Source: Standard & Poor's Micropal. The Lehman Brothers Government/Credit Index is an unmanaged index of fixed-rate U.S. government and foreign and domestic corporate bonds that are rated investment grade or higher and have maturities of one year or more and at least $50 million outstanding. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
5. Source: Standard & Poor's Micropal. The unmanaged MSCI Europe Australia/Asia Far East (EAFE) Index tracks the performance of approximately 1000 securities in 20 countries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
6. Source: Standard & Poor's Micropal. The Payden & Rygel United States 90 day Treasury Bill is a total return index based on a constant maturity instrument. Payden & Rygel includes both accrued interest and change in market price in its monthly total return calculations. End of month yield levels are obtained from the Federal Reserve H15 publication and used to calculate change in price. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


[Insert graphic of percentage sign] FEES AND EXPENSES
                                    -----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund. Because each Fund pursues its goal by investing in other mutual funds, rather than directly in individual securities, you will bear your proportionate share of a Fund's operating expenses, and also, indirectly, the operating expenses of the underlying funds in which it invests. All of these fees are described below.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                     CLASS A      CLASS C
-----------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price         5.75%        1.99%
  Load imposed on purchases          5.75%        1.00%
  Maximum deferred sales charge      None/1       0.99%/2
  (load)

Please see "Choosing a Share Class" on page 36 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND
ASSETS)


                                        CONSERVATIVE    MODERATE  GROWTH
                                        TARGET FUND     TARGET    TARGET
CLASS A                                                 FUND      FUND
-------------------------------------------------------------------------
Asset allocation fees                       0.25%       0.25%     0.25%
Distribution and service
(12b-1) fees                                0.25%       0.25%     0.25%
Other expenses                              0.54%       0.36%     0.36%
                                           ------------------------------
Total annual Fund operating expenses        1.04%       0.86%     0.86%
                                           ------------------------------
Management fee waiver                      -0.05%      -0.03%    -0.01%
                                           ------------------------------
Net annual Fund operating expenses          0.99%/3     0.83%/4   0.85%/5
                                           ------------------------------

                                          CONSERVATIVE MODERATE  GROWTH
                                          TARGET FUND  TARGET    TARGET
CLASS C                                                FUND      FUND
-------------------------------------------------------------------------
Asset allocation fees                      0.25%       0.25%     0.25%
Distribution and service
(12b-1) fees                               0.98%       0.99%     1.00%
Other expenses                             0.54%       0.36%     0.36%
                                           ------------------------------
Total annual Fund operating expenses       1.77%       1.60%     1.61%
                                           ------------------------------
Management fee waiver                     -0.05%      -0.03%    -0.01%
                                           ------------------------------
Net annual Fund operating expenses         1.72%/3     1.57%/4   1.60%/5
                                           ------------------------------

1. Except for investments of $1 million or more (see page 36) and purchases by certain retirement plans without an initial sales charge.
2. This is equivalent to a charge of 1% based on net asset value.
3. For the fiscal year ended July 31, 2000, the manager had agreed in advance to waive its fees. The manager may end this arrangement at any time upon notice to the Fund's Board of Trustees. The manager also had agreed in advance to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. With these reductions, asset allocation fees were 0.19% and net annual Fund operating expenses were 0.98% for Class A and 1.71% for Class C. The manager, however, is required by the Fund's Board of Trustees and an order by the Securities and Exchange Commission to reduce its fee if the Fund invests in a Franklin Templeton money fund. Although the Fund is expected to incur 0.99% and 1.71% net expenses directly for Class A and C, its shareholders indirectly bear the expenses of the underlying funds in which the Fund invests. The Fund's indirect expense ratio, based on its investments in the underlying funds was 0.74% as of July 31, 2000.
4. For the fiscal year ended July 31, 2000, the manager had agreed in advance to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an order by the Securities and Exchange Commission. Although the Fund is expected to incur 0.83% and 1.57% net expenses directly for Class A and C, its shareholders indirectly bear the expenses of the underlying funds in which the Fund invests. The Fund's indirect expense ratio, based on its investments in the underlying funds was 1.07% as of July 31, 2000.
5. For the fiscal year ended July 31, 2000, the manager had agreed in advance to waive its fees. The manager also had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. With these reductions, asset allocation fees were 0.25% and net annual Fund operating expenses were 0.85% for Class A and 1.60% for Class C. The manager may end this arrangement at any time upon notice to the Fund's Board of Trustees. The manager, however, is required by the Fund's Board of Trustees and an order by the Securities and Exchange Commission to reduce its fee if the Fund invests in a Franklin Templeton money fund. Although the Fund is expected to incur 0.85% and 1.60% net expenses directly for Class A and C, its shareholders indirectly bear the expenses of the underlying funds which the this Fund invests. The Fund's indirect expense ration based on its investments in the underlying funds was 0.93% as of July 31, 2000.

EXAMPLE

This example, which includes the indirect expenses of the underlying funds, can help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown; o Your investment has a 5% return each year; and o Each Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                CONSERVATIVE  MODERATE     GROWTH
                                TARGET FUND  TARGET FUND   TARGET FUND
-----------------------------------------------------------------------
CLASS A
If you sell your shares at the end of the period:

 1  Year/1                          $741        $757        $745
 3  Years                         $1,089      $1,138      $1,103
 5  Years                         $1,460      $1,542      $1,484
 10 Years                         $2,499      $2,669      $2,549

CLASS C If you sell your shares at the end of the period:

 1  Year                            $446        $463        $453
 3  Years                           $859        $912        $880
 5  Years                         $1,397      $1,486      $1,432
 10 Years                         $2,868      $3,044      $2,937

CLASS C If you do not sell your shares:

 1 Year                             $347        $364        $354
 3 Years                            $859        $912        $880
 5 Years                          $1,397      $1,486      $1,432
 10 Years                         $2,868      $3,044      $2,937

1. Assumes a contingent deferred sales charge (CDSC) will not apply.

[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers,Inc.(Advisers), 777 Mariners Island Blvd., San Mateo, CA 94404, is each Fund's investment manager. Together, Advisers and its affiliates manage over $229 billion in assets.

The lead portfolio manager responsible for each Fund's management is:

T. ANTHONY COFFEY CFA, VICE PRESIDENT OF ADVISERS

Mr. Coffey has been a manager of each Fund since February 2000.
He joined Franklin Templeton Investments in 1989.

INVESTMENT ADVISORY AND ASSET ALLOCATION AGREEMENT Under the investment advisory and asset allocation agreement, the manager provides general advisory services. Such services include monitoring the underlying Franklin Templeton funds in order to determine whether they are investing their assets in a manner that is consistent with the asset classes targeted for investment for each Fund by the manager. The manager also provides asset allocation advice and administrative services to each Fund under the investment advisory and asset allocation agreement. While the manager provides general investment advisory and administrative services to each Fund without charge, it provides asset allocation services to each Fund for a monthly fee equivalent to an annual rate of 0.25% of the average daily net assets of each Fund. The fee is computed at the close of business on the last business day of each month.

ASSET ALLOCATION FEES During the fiscal year ended July 31, 2000, asset allocation fees, before any advance waiver, totaled 0.25% of the average daily net assets of each Fund. Total direct operating expenses were 0.99% for Conservative Target Fund - Class A, 1.72% for Conservative Target Fund - Class C, 0.83% for Moderate Target Fund - Class A, 1.57% for Moderate Target Fund - Class C, 0.85% for Growth Target Fund - Class A and 1.60% for Growth Target Fund
- Class C. Under an agreement by the manager to waive or limit its fees and under an agreement to reduce fees resulting from each Fund's investment in money market funds managed by Advisers or its affiliates, the Conservative Target Fund and the Growth Target Fund paid asset allocation fees totaling 0.19% and 0.23% respectively. Under an agreement by the manager to reduce fees resulting from the Fund's investment in money market funds managed by Advisers or its affiliates, the Moderate Target Fund paid asset allocation fees totaling 0.22%. The Conservative Target Fund paid direct operating expenses totaling 0.98% for Class A and 1.71% for Class C. The Growth Target Fund paid direct operating expenses totaling 0.84% for Class A and 1.59% for Class C. The manager has ended this arrangement for Moderate Target Fund and may end this arrangement at any time for Conservative Target Fund and Growth Target Fund upon notice to the Board.

Each Fund, as a shareholder in the underlying Franklin Templeton funds, will indirectly bear its proportionate share of any management fees and other expenses paid by the underlying Franklin Templeton funds. The investment manager and the management fee of each of the underlying Franklin Templeton funds (as an annual percentage rate of the fund's net assets) are set forth below:

UNDERLYING

FRANKLIN TEMPLETON FUND      MANAGER                       FEE RATE
----------------------------------------------------------------------
Franklin Growth and Income   Franklin Advisers, Inc.       0.625%/1
                             (Advisers)

Franklin Growth              Franklin Advisory Services,   0.625%/2
                             Inc.
                             (Advisory Services)
Franklin Utilities           Advisers                      0.625%/2
Franklin Small Cap I         Advisers                      0.625%/3
Franklin Small Cap II        Advisers                      0.550%/10
Franklin Technology          Advisers                      0.550%/10
Franklin Value               Advisory Services             0.750%/4
Franklin Real Estate         Advisers                      0.625%/3
Mutual Shares                Franklin Mutual Advisers,     0.60%
                             Inc.
                             (Franklin Mutual)
Mutual Discovery             Franklin Mutual               0.80%
Mutual European              Franklin Mutual               0.80%
Franklin Aggressive Growth   Advisers                      0.50%/5
Franklin Large Cap Growth    Advisers                      0.50%/5
Franklin Bond Fund           Advisers; TICI (sub-adviser)  0.425%/6,*
Franklin Short-Intermediate  Advisers                      0.625%/1
Franklin U.S. Government     Advisers                      0.625%/2
Securities
Franklin AGE                 Advisers                      0.625%/1
Templeton Foreign            Templeton Global Advisors     0.75%/7
                             Limited (TGAL)
Templeton Developing         Templeton Asset Management    1.25%
Markets                      Ltd.
                             Hong Kong Branch

Templeton Global Smaller     Templeton Investment          0.75%
Companies                    Counsel, Inc. (TICI)
Templeton Foreign Smaller    Advisers; TICI (sub-adviser)  1.00%/8,*

UNDERLYING

FRANKLIN TEMPLETON FUND      MANAGER                       FEE RATE
----------------------------------------------------------------------
Templeton International      TGAL                          0.75%
Templeton Pacific Growth     Advisers; TICI (sub-adviser)  1.00%/8,*
Templeton Latin America      TGAL                          1.25%
Franklin Templeton Hard      Advisers; TICI (sub-adviser)  0.65%*
Currency
Templeton Global Bond        TICI                          0.50%/9
Franklin Global Government   Advisers; TICI (sub-adviser)  0.625%/1,*
Franklin Gold and Precious   Advisers                      0.625%/1
Metals
Franklin Natural Resources   Advisers                      0.625%/3
Franklin Strategic Income    Advisers; TICI (sub-adviser)  0.625%/1,*

1. .625% of the month end net assets of the fund up to $100 million, reduced to .50% of such net assets in excess of $100 million up to $250 million, and further reduced to .45% of such net assets in excess of $250 million.
2. .625% of the month end net assets of the fund up to $100 million, reduced to .50% of such net assets in excess of $100 million up to $250 million, and further reduced to .45% of such net assets in excess of $250 million up to $10 billion, further reduced to .44% of such net assets in excess of $10 billion up to $12.5 billion, further reduced to .42% of such net assets in excess of $12.5 billion up to $15 billion, further reduced to .40% of such net assets in excess of $15 billion up to $17.5 billion, further reduced to .38% of such net assets in excess of $17.5 billion up to $20 billion, and further reduced to .36% in excess of $20 billion.
3. .625% of the average daily net assets of the fund up to $100 million, .50% of the average daily net assets of the fund over $100 million up to $250 million,
 .45% of the average daily net assets of the fund over $250 million up to $10 billion, .44% of the average daily net assets of the fund over $10 billion up to $12.5 billion, .42% of the average daily net assets of the fund over $12.5 billion up to $15 billion, and .40% of the average daily net assets of the fund over $15 billion.
4. .75% of average daily net assets up to $500 million, .625% of average daily net assets over $500 million up to $1 billion, and .50% of average daily net assets over $1 billion.
5. .50% of the value of net assets over $500 million up to and including $1 billion; .35% of the value of net assets over $1 billion up to and including
$1.5 billion; .30% of the value of net assets over $1.5 billion up to and including $6.5 billion; .275% of the value of net assets over $6.5 billion up to and including $11.5 billion; .25% of the value of net assets over $11.5 billion up to and including $16.5 billion; .24% of the value of net assets over $16.5 billion up to and including $19 billion; .23% of the value of net assets over $19 billion up to and including $21.5 billion; and .22% of the value of net assets in excess of $21.5 billion.
6. .425% of the value of its average daily net assets up to and including $500 million; .325% of the value of its average daily net assets over $500 million up to and including $1 billion; and .280% of the value of its average daily net assets over $1 billion up to and including $1.5 billion; and .235% of the value of its average daily net assets over $1.5 billion up to and including $6.5 billion; .215% of the value of its average daily net assets over $6.5 billion up to and including $11.5 billion; and .200% of the value of its average daily net assets over $11.5 billion up to and including $16.5 billion; and .190% of the value of its average daily net assets over $16.5 billion up to and including $19 billion; .180% of the value of its average daily net assets over $19 billion up to and including $21.5 billion; and .170% of the value of its average daily net assets over $21.5 billion.
7. .75% of the average daily net assets of the fund up to the first $200 million, reduced to a fee of .675% of such average daily net assets in excess of $200 million up to $1.3 billion, and further reduced to a fee of .60% of such average daily net assets in excess of $1.3 billion.
8. 1% of daily net assets up to $100 million, .90% of daily net assets over $100 million up to $250 million, .80% of daily net assets over $250 million up to $500 million, and .75% of daily net assets over $500 million.
9. .50% of its average daily net assets, .45% of such net assets in excess of $200 million and .40% of such net assets in excess of $1.3 billion.
10. 0.550% of the value of net assets up to and including $500 million; 0.450 of the value of net assets over $500 million up to and including $1 billion; 0.400 of the value of net assets over $1 billion up to and including $1.5 billion;
0.350 of the value of net assets over $1.5 billion up to and including $6.5 billion; 0.325 of the value of net assets over $6.5 billion up to and including $11.5 billion; 0.300 of the value of net assets over $11.5 billion up to and including $16.5 billion; 0.290 of the value of net assets over $16.5 billion up to and including $19 billion; 0.280 of the value of net assets over $19 billion up to and including $21.5 billion; 0.270 of the value of net assets in excess of $21.5 billion.
*TICI is entitled to receive from Advisers a sub-advisory fee; the sub-advisory fees payable by Advisers have no effect on the fees payable by the underlying Franklin Templeton funds to Advisers. As to Foreign Smaller and Pacific Growth, TICI receives from Advisers a fee equal to an annual rate of the value of each fund's average daily net assets as follows: .50% of such assets up to $100 million; .40% of such assets over $100 million up through $250 million; .30% of such assets over $250 million up through $500 million; and .25% of such assets over $500 million. As to Hard Currency, TICI receives from Advisers a fee equal to an annual rate of .25% of the value of each fund's average daily net assets. As to Global Government, TICI receives from Advisers a fee equal to an annual rate of the value of the fund's assets as follows: .35% of such assets up to $100 million; .25% of such assets over $100 million up through $250 million; and
 .20% of such assets over $250 million. As to Bond Fund, TICI receives 25% of the investment advisory fee paid to Advisers by the fund.

[Insert graphic of dollar
signs and stacks of coins] DISTRIBUTIONS AND TAXES
                           -----------------------

INCOME AND CAPITAL GAIN DISTRIBUTIONS Each Fund intends to pay a dividend at least quarterly representing its net investment income. Capital gains, if any, may be distributed at least annually. The amount of these distributions will vary and there is no guarantee the Fund will pay dividends.

To receive a distribution, you must be a shareholder on the record date. The record dates for the each Fund's distributions will vary. Please keep in mind that if you invest in the Fund shortly before the record date of a distribution, any distribution will lower the value of the Fund's shares by the amount of the distribution, and you will receive some of your investment back in the form of a taxable distribution. If you would like information on upcoming record dates for either Fund's distributions, please call 1-800/DIAL BEN(R).

TAX CONSIDERATIONS In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Any capital gains either Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.

[Begin callout]
BACKUP WITHHOLDING

By law, a Fund must withhold 31% of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Fund to do so.
[End callout]

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell your shares of either Fund, you may have a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale.

Fund distributions and gains from the sale or exchange of your shares generally will be subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Fund.

[Insert graphic of a dollar bill] FINANCIAL HIGHLIGHTS
                                  --------------------

This table presents each Fund's financial performance since its inception. This information has been audited by PricewaterhouseCoopers LLP.

CONSERVATIVE TARGET FUND

CLASS A                                        YEAR ENDED JULY 31,
-------------------------------------------------------------------------------
                                           2000     1999      1998     1997/4
-------------------------------------------------------------------------------
PER SHARE DATA ($)

Net asset value, beginning of year         10.73    11.00     10.87    10.00
                                         --------------------------------------
 Net investment income1                      .58      .41       .39      .12
 Net realized and unrealized gains          1.41     (.08)      .18      .80
(losses)
                                         --------------------------------------
 Total from investment operations           1.99      .33       .57      .92
                                         --------------------------------------
 Distributions from net investment          (.53)    (.41)     (.38)    (.05)
 income

 Distributions from net realized gains      (.06)    (.19)     (.06)       -
                                         --------------------------------------
Total distributions                         (.59)    (.60)     (.44)    (.05)
                                         --------------------------------------

Net asset value, end of year               12.13    10.73     11.00    10.87
                                         ======================================

Total return (%)/2                         18.77     3.23      5.41     9.21

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year ($ x 1,000)        18,050   14,850    11,637    1,609
Ratios to average net assets: (%)
 Expenses                                    .98      .75       .76      .59/3
 Expenses excluding waiver and payments      .99      .83      1.07     3.64/3
by affiliate
 Net investment income                      4.95     3.83      3.88     3.93/3
Portfolio turnover rate (%)               103.79   218.87    141.96    33.30

CONSERVATIVE TARGET FUND
CLASS C
--------------------------------------------------------------------------------
PER SHARE DATA ($)

Net asset value, beginning of year         10.65    10.92     10.81     10.00
                                       ----------------------------------------
 Net investment income1                      .50      .33       .33       .10
 Net realized and unrealized gains          1.39     (.08)      .15       .75
(losses)
                                       ---------------------------------------

Total from investment operations            1.89      .25       .48       .85
                                       ----------------------------------------
Distributions from net investment           (.45)    (.33)     (.31)     (.04)
income

 Distributions from net realized gains      (.06)    (.19)     (.06)        -
                                        ---------------------------------------

Total distributions                         (.51)    (.52)     (.37)     (.04)
                                        ---------------------------------------

Net asset value, end of year               12.03    10.65     10.92     10.81
                                         =======================================
Total return (%)/2                         17.88     2.49      4.56      8.48

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year ($ x 1,000)       12,548    10.611   10,218      3,010
Ratios to average net assets: (%)
 Expenses                                   1.71     1.50      1.50      1.48/3
 Expenses excluding waiver and payments
  by affiliate                              1.72     1.58      1.81      4.53/3
 Net investment income                      4.24     3.13      3.27      3.04/3
Portfolio turnover rate (%)               103.79   218.87    141.96     33.30

1. Based on average shares outstanding effective year ended July
31, 1999.
2. Total return does not include sales charges, and is not annualized for the periods less than one year.
3. Annualized.
4. For the period December 31, 1996 (effective date) to July 31,
1997.

MODERATE TARGET FUND

CLASS A                                        YEAR ENDED JULY 31,
-------------------------------------------------------------------------------
                                           2000     1999      1998     1997/4
-------------------------------------------------------------------------------
PER SHARE DATA ($)

Net asset value, beginning of year         10.44    10.77     11.26     10.00
                                         --------------------------------------
 Net investment income1                      .51      .33       .37       .17
 Net realized and unrealized gains          2.35     (.17)      .01      1.13
(losses)
                                         --------------------------------------

Total from investment operations            2.86      .16       .38      1.30
                                         --------------------------------------
Distributions from net investment           (.47)    (.31)     (.38)     (.04)
income

Distributions from net realized gains          -     (.18)     (.49)        -
                                         --------------------------------------

Total distributions                         (.47)    (.49)     (.87)     (.04)
                                         --------------------------------------

Net asset value, end of year               12.83    10.44     10.77     11.26
                                         ======================================
Total return (%)/2                         27.79     1.74      3.71     13.05

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year ($ x 1,000)        41,348    28,694    23,028     6,498
Ratios to average net assets: (%)
 Expenses                                    .83      .85       .77       .67/3
 Expenses excluding waiver and payments
by affiliate                                 .83      .85       .94      1.26/3
 Net investment income                      4.20     3.23      3.37      2.69/3
Portfolio turnover rate (%)                85.78   202.78    124.87    264.78

MODERATE TARGET FUND
CLASS C
--------------------------------------------------------------------------------
PER SHARE DATA ($)

Net asset value, beginning of year         10.31    10.65     11.16     10.00
                                         ---------------------------------------
 Net investment income1                      .41      .25       .30       .07
 Net realized and unrealized gains          2.33     (.17)        -      1.11
(losses)                                 --------------------------------------

Total from investment operations            2.74      .08       .30      1.18
                                         ---------------------------------------
 Distributions from net investment          (.38)    (.24)     (.32)     (.02)
 income

 Distributions from net realized gains         -     (.18)     (.49)        -
                                          -------------------------------------

Total distributions                         (.38)    (.42)     (.81)     (.02)
                                          -------------------------------------

Net asset value, end of year               12.67    10.31     10.65     11.16
                                         =======================================
Total return (%)/2                         26.84      .88      2.98     11.84

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year ($ x 1,000)       35,506    24,419    19,501     4,695
Ratios to average net assets: (%)
 Expenses                                   1.57     1.60      1.50      1.50/3
 Expenses excluding waiver and payments
by affiliate                                1.57     1.60      1.68      2.09/3
 Net investment income                      3.40     2.51      2.75      1.86/3
Portfolio turnover rate (%)                85.78   202.78    124.87    264.78

1. Based on average shares outstanding effective year ended July
31, 1998.
2. Total return does not include sales charges, and is not annualized for the periods less than one year.
3. Annualized.
4. For the period December 31, 1996 (effective date) to July 31,
1997.

GROWTH TARGET FUND

CLASS A                                        YEAR ENDED JULY 31,
-------------------------------------------------------------------------------
                                           2000     1999      1998     1997/4
-------------------------------------------------------------------------------
PER SHARE DATA ($)

Net asset value, beginning of year         11.01    11.16     11.33     10.00
                                         --------------------------------------
 Net investment income1                      .40      .28       .33       .05
 Net realized and unrealized gains          3.77      .11      (.05)     1.28
(losses)
                                         --------------------------------------

Total from investment operations            4.17      .39       .28      1.33
                                         --------------------------------------
 Distributions from net investment          (.39)    (.25)     (.30)        -
income

 Distributions from net realized gains      (.29)    (.29)     (.15)        -
                                         --------------------------------------

Total distributions                         (.68)    (.54)     (.45)        -
                                         -------------------------------------

Net asset value, end of year               14.50    11.01     11.16     11.33
                                         ======================================

Total return (%)/2                         38.55     3.91      2.63     13.30

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year ($ x 1,000)        66,445   40,839    27,042     9,638
Ratios to average net assets: (%)
 Expenses                                    .84      .75       .75       .73/3
 Expenses excluding waiver and payments
by affiliate                                 .85      .86       .98      2.19/3
 Net investment income                      2.93     2.61      2.80      2.65/3
Portfolio turnover rate (%)                73.82   207.65    118.19     65.52

GROWTH TARGET FUND
CLASS C
--------------------------------------------------------------------------------
PER SHARE DATA ($)

Net asset value, beginning of year         10.92    11.08     11.30     10.00
                                         ---------------------------------------
 Net investment income1                      .29      .21       .24       .04
 Net realized and unrealized gains          3.77      .10      (.05)     1.26
(losses)
                                         ---------------------------------------

Total from investment operations            4.06      .31       .19      1.30
                                         ---------------------------------------
Distributions from net investment           (.26)    (.18)     (.26)        -
income

Distributions from net realized gains       (.29)    (.29)     (.15)        -
                                          -------------------------------------

Total distributions                         (.55)    (.47)     (.41)        -
                                          -------------------------------------

Net asset value, end of year               14.43    10.92     11.08     11.30
                                         =======================================
Total return (%)/2                         37.64     3.12      1.84     13.00

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year ($ x 1,000)       38,666    21,902    20,752     4,733
Ratios to average net assets: (%)
 Expenses                                   1.59     1.50      1.50      1.49/3
 Expenses excluding waiver and payments
by affiliate                                1.60     1.61      1.73      2.95/3
 Net investment income                      2.16     2.00      1.97      1.89/3
Portfolio turnover rate (%)                73.82   207.65    118.19     65.52

1. Based on average shares outstanding effective year ended July
31, 1999.
2. Total return does not include sales charges, and is not annualized for the periods less than one year.
3. Annualized.
4. For the period December 31, 1996 (effective date) to July 31,
1997.

INFORMATION ABOUT THE UNDERLYING FRANKLIN TEMPLETON FUNDS

The following briefly describes the investment goals and strategies of the underlying Franklin Templeton funds. The manager may recommend additional underlying funds for investment (without the approval of shareholders).

UNDERLYING EQUITY FUNDS

FRANKLIN AGGRESSIVE GROWTH FUND - The fund seeks capital appreciation by investing primarily in equity securities of companies demonstrating accelerating growth, increasing profitability, or above-average growth or growth potential as compared with the overall economy. The fund expects to have significant positions in particular sectors including, for example, electric technology, technology services, biotechnology and health care technology.

FRANKLIN GOLD AND PRECIOUS METALS FUND - The fund principally seeks capital appreciation; secondarily it seeks to provide current income through dividends or interest received from its investments. The fund invests primarily in equity securities of companies that mine, process, or deal in gold and other precious metals, such as silver, platinum and palladium, including mining finance companies as well as operating companies with long-, medium-, or short-life mines.

FRANKLIN GROWTH AND INCOME FUND - The fund principally seeks capital appreciation; secondarily it seeks to provide current income return through the receipt of dividends or interest from its investments. The fund invests primarily in equity securities of companies that trade on a securities exchange or in the over-the-counter market. The manager focuses on companies it believes have strong future growth prospects and whose securities are undervalued relative to those growth prospects.

FRANKLIN'S GROWTH SERIES - The fund seeks capital appreciation by investing primarily in the equity securities of companies that are leaders in their industries. In selecting securities, the manager considers factors such as historical and potential growth in revenues and earnings; assessment of strength and quality of management; and determination of a company's strategic positioning in its industry, among others. The manager considers the tax consequences of its investment decisions, including capital gains or income that may result in taxable distributions to shareholders.

FRANKLIN LARGE CAP GROWTH FUND - The fund seeks long-term capital appreciation by investing at least 80% of its total assets in equity securities of large cap growth companies. For purposes of the fund's investments, large cap growth companies include well-established companies with a market capitalization of $8.5 billion or more that are expected to have revenue growth in excess of the economy as a whole. The fund expects to have significant positions in electric technology, technology services, biotechnology, health care technology and telecommunications.

FRANKLIN NATURAL RESOURCES FUND - The fund seeks to provide high total return by investing primarily in the equity and debt securities of U.S. and foreign companies in the natural resources sector. For the fund's investment purposes, the natural resources sector includes companies that own, produce, refine, process, and market natural resources and companies that provide related services. The sector includes the following industries: integrated oil, oil and gas exploration and production, gold and other precious metals, steel and iron ore production, aluminum production, forest products, farming products, paper products, chemicals, building materials, energy services and technology, and environmental services.

FRANKLIN REAL ESTATE SECURITIES FUND - The fund seeks to maximize total return by investing primarily in equity securities of companies operating in the real estate industry. For purposes of the fund's investments, companies operating in the real estate industry include: those qualifying as real estate investment trusts (REITs) for federal income tax purposes; and those that have at least 50% of their assets or revenues attributable to the ownership, construction, management or sale of residential, commercial or industrial real estate (such as real estate operating or service companies, homebuilders and developers).

FRANKLIN SMALL CAP GROWTH FUND I - The fund seeks long-term capital growth by investing primarily in equity securities of U.S. small cap companies. For purposes of the fund's investments, small cap growth companies generally include companies that have market capitalization of less than $1.5 billion or the highest market cap value in the Russell 2000 Index, whichever is greater at time of purchase. The Fund currently emphasizes companies whose market cap value is reflective of the highest market cap values in the Russell 2000 Index. As a result, the Fund generally expects that the median market cap of its portfolio will significantly exceed such Index's median market cap.

FRANKLIN SMALL CAP GROWTH FUND II - The fund seeks long-term capital growth by investing primarily in equity securities of U.S. small cap companies. For purposes of the fund's investments, small cap growth companies generally include companies that have market capitalization of less than $1.5 billion or the highest market cap value in the Russell 2000 Index, whichever is greater at time of purchase. The Fund generally emphasizes investments in companies with market cap values not exceeding $1.5 billion and follows a practice of selectively selling investment positions so as to maintain a median market cap value for its portfolio of approximately $1.5 billion or lower.

FRANKLIN TECHNOLOGY FUND - The fund seeks capital appreciation by investing in equity securities of companies expected to benefit from the development, advancement, and use of technology. These may include, for example, companies in the following areas: information technology service, computer software, computer hardware, peripherals, and electronic components, semiconductors, semiconductor fabrication equipment, and precision instruments, telecommunications, media and information services, healthcare technology and biotechnology, and aerospace and defense technologies.

FRANKLIN'S UTILITIES SERIES - The fund seeks capital appreciation and current income by investing most of its assets in the equity securities of public utilities companies. These are companies that provide electricity, natural gas, water, and communications services to the public and companies that provide services to public utilities companies. The manager expects that more than 50% of the fund's assets will be invested in electric utility securities.

FRANKLIN VALUE FUND - The fund seeks to attain long-term total return by investing primarily in the equity securities of companies that the manager believes are undervalued. In choosing investments that are undervalued, the manager focuses on companies that have: low price-to-earnings ratio relative to the market, or their industry group; low price relative to book value, cash flow, sales, earnings growth or private market value; or suffered sharp price declines but in the manager's opinion still have significant potential ("fallen angels"). In addition, the fund may consider a variety of other factors, such as ownership of valuable franchises, trademarks or trade names, control of distribution networks and market share for particular products.

MUTUAL DISCOVERY FUND - The fund seeks capital appreciation by investing primarily in equity securities of companies that the manager believes are available at prices less than their actual value based on certain recognized or objective criteria (intrinsic value). Following this value-oriented strategy, the fund invests primarily in undervalued stocks, restructuring companies and distressed companies. The fund may invest most of its assets in foreign securities and generally invests a substantial portion of its assets in securities of companies with smaller market capitalization values.

MUTUAL EUROPEAN FUND - The fund principally seeks capital appreciation, which may occasionally be short-term; its secondary goal is income. The fund invests primarily in foreign equity securities of companies located in European countries that the manager believes are available at prices less than their actual value based on certain recognized or objective criteria (intrinsic value). Following this value-oriented strategy, the fund invests primarily in undervalued stocks, restructuring companies and distressed companies. For purposes of the fund's investments, European countries means all of the countries that are members of the European Union, the United Kingdom, Scandinavia, Eastern and Western Europe and those regions of Russia and the former Soviet Union that are considered part of Europe.

MUTUAL SHARES FUND - The fund principally seeks capital appreciation, which may occasionally be short-term; its secondary goal is income. The fund invests primarily in domestic and foreign equity securities of companies that the manager believes are available at prices less than their actual value based on certain recognized or objective criteria (intrinsic value). Following this value-oriented strategy, the fund invests primarily in undervalued stocks, restructuring companies and distressed companies.

TEMPLETON DEVELOPING MARKETS TRUST - The fund seeks long-term capital appreciation by investing primarily in equity securities of developing issuers. For purposes of the fund's investments, developing countries include: countries that are generally considered low or middle income countries by the World Bank and the International Finance Corporation; or countries that are classified by the United Nations or otherwise regarded by their authorities as developing; or countries with a stock market capitalization of less than 3% of the Morgan Stanley Capital International World Index.

TEMPLETON FOREIGN FUND - The fund seeks long-term capital growth by investing primarily in the equity securities of companies located outside the U.S., including in emerging markets.

TEMPLETON FOREIGN SMALLER COMPANIES FUND - The fund seeks long-term capital growth by investing primarily in equity securities of smaller companies located outside the U.S., including in emerging markets. Smaller companies generally are those with market capitalizations of less than $1.5 billion at the time of purchase.

TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC. - The fund seeks long-term capital growth by investing primarily in the equity securities of smaller companies located anywhere in the world, including emerging markets. For purposes of this fund's investments, smaller companies generally are those with market capitalizations that would place them in the lowest 20% size class of companies whose equity securities are listed on a U.S. securities exchange or traded on the National Association of Securities Dealers Automated Quotations (NASDAQ) system. Based upon recent U.S. share prices, these companies typically have market capitalizations of between $50 million and $1 billion.

TEMPLETON INTERNATIONAL FUND - The fund seeks long-term capital appreciation by investing primarily in the equity securities of companies located in any developed country outside the U.S. The manager will consider for investment companies located in the following areas: Western Europe, Australia, Canada, New Zealand, Hong Kong, Japan and Singapore.

TEMPLETON LATIN AMERICA FUND - The fund seeks long-term capital appreciation by investing primarily in the equity securities of Latin American companies. For purposes of the fund's investments, Latin American countries include Argentina, Belize, Bolivia, Brazil, Chile, Colombia, Costa Rica, Cuba, Ecuador, El Salvador, French Guyana, Guatemala, Guyana, Honduras, Mexico, Nicaragua, Panama, Paraguay, Peru, Surinam, Trinidad/Tobago, Uruguay and Venezuela. The fund may make significant investments in securities of issuers located in Brazil and Mexico.

TEMPLETON PACIFIC GROWTH FUND - The fund seeks long-term capital growth by investing primarily in equity securities that trade on Pacific Rim markets and are issued by companies that have their principal activities in the Pacific Rim. For purposes of the fund's investments, Pacific Rim countries include Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea and Thailand.

UNDERLYING FIXED-INCOME FUNDS

FRANKLIN'S AGE HIGH INCOME FUND - The fund principally seeks to earn a high level of income; its secondary goal is to seek capital appreciation to the extent it is possible and consistent with the fund's principal goal. The fund invests primarily in high yield, lower rated debt securities. Companies that issue high yield debt securities often: lack the financial strength needed to receive an "investment grade" rating; do not have the track record needed to receive an investment grade rating (including companies in relatively new industries such as the telecommunications sector); have borrowed to finance acquisitions or to expand their operations; are seeking to refinance their debt at lower rates; or have been downgraded due to financial difficulties. Investment grade debt securities are issues rated in the top four rating categories by independent rating agencies such as Standard & Poor's Corporation or Moody's Investors Services, Inc.

FRANKLIN BOND FUND - The fund principally seeks to provide a high level of current income consistent with the preservation of capital; secondarily it seeks capital appreciation over the long term. The fund invests primarily in investment grade debt securities. The fund focuses on government and corporate debt securities and mortgage and asset-backed securities.

FRANKLIN GLOBAL GOVERNMENT INCOME FUND - The fund seeks to provide high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. The fund invests primarily in government securities of at least 3 different countries, one of which may be the U.S. Government securities include debt securities issued or guaranteed by domestic and foreign governments and their political subdivisions. The fund invests principally within Australia, Canada, Japan, New Zealand, the U.S. and Western Europe.

FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND - The fund seeks to provide as high a level of current income as is consistent with prudent investing while seeking preservation of shareholders' capital. The fund invests primarily in U.S. government securities, which include obligations either issued or guaranteed by the U.S. government and its agencies or instrumentalities. In addition to direct obligations of the U.S. Treasury, the fund invests in U.S. government agency securities, including mortgage-backed securities. The fund normally maintains the average dollar-weighted maturity of its portfolio in a range of two to five years; it emphasizes an average dollar-weighted maturity of 3 1/2 years or less.

FRANKLIN STRATEGIC INCOME FUND - The fund principally seeks to earn a high level of current income; secondarily it seeks capital appreciation over the long-term. The fund invests primarily in U.S. and foreign debt securities. The fund shifts its investments among the following general asset classes: high yield and investment grade corporate bonds and preferred stock; emerging market bonds; international bonds; convertible securities, including bonds and preferred stocks; mortgage securities and other asset-backed securities; U.S. government bonds.

FRANKLIN TEMPLETON HARD CURRENCY FUND - The fund seeks to protect against depreciation of the U.S. dollar relative to other currencies by investing primarily in high-quality, short-term money market instruments denominated in foreign major currencies that historically have experienced low rates of inflation and, in the manager's opinion, follow economic policies favorable to continued low inflation rates and currency appreciation versus the U.S. dollar over the long-term. The fund tries to expose 100% of its net assets to foreign currencies; but will not expose more than 50% of its total assets to any one foreign currency. Major currencies include the Australian dollar, Belgian franc, British pound sterling, Canadian dollar, Danish krone, Netherlands guilder, the euro, French franc, German mark, Greek drachma, Irish punt, Italian lira, Japanese yen, New Zealand dollar, Norwegian krona, Spanish peseta, Swedish krona, Swiss franc and U.S. dollar.

FRANKLIN'S U.S. GOVERNMENT SECURITIES SERIES - The fund seeks income by investing in a portfolio limited to U.S. government securities. These include U.S. Treasury bonds, notes and bills, U.S. Treasury STRIPS and securities issued by U.S. government agencies. Other than investments in short-term government securities and cash, substantially all of the fund's investments are currently held in Government National Mortgage Association obligations (Ginnie Maes).

TEMPLETON GLOBAL BOND FUND - The fund seeks current income with capital appreciation and growth of income. The fund invests primarily in the debt securities of companies, governments and government agencies located anywhere in the world. While the fund may buy securities rated in any category, it focuses on "investment grade" debt securities. These are issues rated in the top four rating categories by independent rating agencies such as Standard & Poor's Corporation or Moody's Investors Services, Inc.

RISKS OF INVESTING IN THE UNDERLYING
FRANKLIN TEMPLETON FUNDS

The following sections describe some of the risks associated with certain of the underlying Franklin Templeton funds.

STOCKS While this may not be the case in foreign markets, in the U.S., stocks historically have outperformed other asset classes over the long term (over the short term they tend to go up and down more dramatically). These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

SMALLER COMPANIES Investing in securities of small companies may involve greater risk than investing in large company securities.

Historically, small company securities have been more volatile in price than large company securities, especially over the short-term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, these companies may lack depth of management, they may be unable to generate funds necessary for growth or development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established.

Therefore, while smaller companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

FIXED-INCOME SECURITIES

INTEREST RATE. When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.

INCOME. Since an underlying fund can only distribute what it earns, its distributions to shareholders may decline when interest rates fall.

CREDIT. There is the possibility that an issuer will be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact an underlying fund's performance.

LOWER-RATED SECURITIES. Securities rated below investment grade, sometimes called "junk bonds," generally have more credit risk than higher-rated securities.

Companies issuing high yield, fixed-income securities are not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These securities may be worthless and an underlying fund could lose its entire investment.

The prices of high yield, fixed-income securities fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the company's business and to changes in the ratings assigned by rating agencies. Prices often are closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors.

High yield securities generally are less liquid than higher-quality securities. Many of these securities do not trade frequently, and when they do their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the underlying fund's ability to sell securities in response to specific economic events or to meet redemption requests.

MORTGAGE SECURITIES AND ASSET-BACKED SECURITIES Mortgage securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The underlying fund may receive unscheduled prepayments of principal before the security's maturity date due to voluntary prepayments, refinancing or foreclosure on the underlying mortgage loans. To the underlying fund this means a loss of anticipated interest, and a portion of its principal investment represented by any premium the fund may have paid. Mortgage prepayments generally increase when interest rates fall.

Mortgage securities also are subject to extension risk. An unexpected rise in interest rates could reduce the rate of prepayments on mortgage securities and extend their life. This could cause the price of the mortgage securities and the underlying fund's share price to fall and would make the mortgage securities more sensitive to interest rate changes.

Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. Like mortgage securities, asset-backed securities are subject to prepayment and extension risks.

FOREIGN SECURITIES A number of the underlying funds invest in foreign securities. Securities of companies and governments located outside the U.S. may involve risks that can increase the potential for losses in a fund.

COUNTRY. General securities market movements in any country where an underlying fund has investments are likely to affect the value of the securities the fund owns that trade in that country. These movements will affect the underlying fund's share price and fund performance.

The political, economic and social structures of some countries a fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency and other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

A fund's investments in developing or emerging markets are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. Foreign securities markets, including emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than in the U.S. While short-term volatility in these markets can be disconcerting, declines of more than 50% are not unusual.

COMPANY. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Foreign stock exchanges, trading systems, brokers and companies generally have less government supervision and regulation than in the U.S. A fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts.

CURRENCY To the extent the underlying funds' investments are denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of what the underlying fund owns and its share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country's government or banking authority also will have a significant impact on the value of any securities denominated in that currency. Currency markets generally are not as regulated as securities markets.

EURO. On January 1, 1999, the European Monetary Union (EMU) introduced a new single currency, the euro, which will replace the national currency for participating member countries.

Because this change to a single currency is new and untested, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which an underlying fund may hold in its portfolio, and their impact on the fund's performance. To the extent an underlying fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

CONCENTRATION If an underlying fund has a policy to concentrate (invests 25% or more of its assets) in a particular industry or sector or geographic region, its performance is largely dependent on the industry or sector or region's performance and, therefore, it will be subject to greater risks and may experience greater volatility than a fund that is more broadly diversified across industries, sectors or geographic regions.

DIVERSIFICATION Some of the underlying funds are classified as non-diversified funds (that means they may invest a greater portion of their assets in the securities of one issuer than a diversified fund could), and as such they may be more sensitive to economic, business, political or other changes affecting similar issuers or securities. This may result in greater fluctuation in the value of the underlying fund's shares.

DERIVATIVE SECURITIES To the extent an underlying fund participates in the following derivative transactions: option transactions, foreign currency exchange transactions, futures contracts, swap agreements and collateralized mortgage obligations, its investment may involve a small investment relative to the amount of risk assumed. To the extent the underlying fund enters into these transactions, their success will depend on the manager's ability to predict market movements.

TECHNOLOGY COMPANIES Certain funds focus on technology industries and carry much greater risks of adverse developments among such industries than funds that invest in a wider variety of industries. Prices often change collectively without regard to the merits of individual companies. Technology company stocks can be subject to abrupt or erratic price movements and have been volatile, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and competition for market share, and the potential for falling profit margins. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of technology companies and, as a result, the value of their securities. In addition, many internet-related companies are in the emerging stage of development and are particularly vulnerable to the risks of rapidly changing technologies. Prices of these companies' securities historically have been more volatile than other securities, especially over the short term.

YOUR ACCOUNT

[Insert graphic of pencil marking an "X"] CHOOSING A SHARE CLASS
                                          ----------------------

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide.

CLASS A                     CLASS C
-------------------------------------------
o  Initial sales        o   Initial sales
   charge of 5.75%          charge of 1%
   or less

o  Deferred sales       o   Deferred
   charge of 1% on          sales charge of
   purchases of $1          1% on shares you
   million or more          sell within 18
   sold within 12           months
   months
o  Lower annual         o   Higher annual
   expenses than            expenses than
   Class  C due to          Class A due to
   lower                    higher
   distribution fees        distribution
                            fees.

SALES CHARGES - CLASS A

                                the sales charge
                                 makes up this %         which equals this
when you invest this amount   of the offering price    of your net investment
------------------------------------------------------------------------------
Under $50,000                       5.75                       6.10
$50,000 but under $100,000          4.50                       4.71
$100,000 but under $250,000         3.50                       3.63
$250,000 but under $500,000         2.50                       2.56
$500,000 but under $1               2.00                       2.04
million

INVESTMENTS OF $1 MILLION OR MORE If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs (see page 38), you can buy Class A shares without an initial sales charge. However, there is a 1% contingent deferred sales charge (CDSC) on any shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see page 37).

DISTRIBUTION AND SERVICE (12B-1) FEES Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution fees of up to 0.25% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS C

                             the sales charge
                             makes up this %
                             of the offering    which equals this %
when you invest this amount  price              of your investment
--------------------------------------------------------------------
Under $1 million             1.00               1.01

 WE PLACE ANY INVESTMENT OF $1 MILLION OR MORE IN CLASS A SHARES, SINCE THERE IS
    NO INITIAL SALES CHARGE AND CLASS A'S ANNUAL EXPENSES ARE LOWER.

CDSC There is a 1% contingent deferred sales charge (CDSC) on any Class C shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see below).

DISTRIBUTION AND SERVICE (12B-1) FEES Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each Fund to pay distribution and other fees of up to 1.00% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A & C

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions.

[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see page 43 for exchange information).

SALES CHARGE REDUCTIONS AND WAIVERS

If you qualify for any of the sales charge reductions or waivers below, please let us know at the time you make your investment to help ensure you receive the lower sales charge.

QUANTITY DISCOUNTS We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases of Class A shares.

[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments, except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund, Inc.
[End callout]

o CUMULATIVE QUANTITY DISCOUNT - lets you combine all of your shares in Franklin Templeton funds for purposes of calculating the sales charge. You also may combine the shares of your spouse, and your children or grandchildren, if they are under the age of 21. Certain company and retirement plan accounts also may be included.

o LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve a portion of your shares to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI.

         TO SIGN UP FOR THESE PROGRAMS, COMPLETE THE APPROPRIATE SECTION
                          OF YOUR ACCOUNT APPLICATION.

REINSTATEMENT PRIVILEGE If you sell shares of a Franklin Templeton fund, you may reinvest some or all of the proceeds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

If you paid a CDSC when you sold your Class A or C shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply. For Class B shares reinvested in Class A, a new CDSC will not apply, although your account will not be credited with the amount of any CDSC paid when you sold your Class B shares.

Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

SALES CHARGE WAIVERS Class A shares may be purchased without an initial sales charge or CDSC by various individuals, institutions and retirement plans or by investors who reinvest certain distributions and proceeds within 365 days. Certain investors also may buy Class C shares without an initial sales charge. The CDSC for each class may be waived for certain redemptions and distributions. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. For information about retirement plans, you may call Retirement Services at 1-800/527-2020. A list of available sales charge waivers also may be found in the Statement of Additional Information (SAI).

GROUP INVESTMENT PROGRAM Allows established groups of 11 or more investors to invest as a group. For sales charge purposes, the group's investments are added together. There are certain other requirements and the group must have a purpose other than buying Fund shares at a discount.

[Insert graphic of a paper with lines
and someone writing] BUYING SHARES
                     -------------

MINIMUM INVESTMENTS
-----------------------------------------------------------------
                                        INITIAL      ADDITIONAL
------------------------------------------------------------------
Regular accounts                        $1,000       $50
------------------------------------------------------------------
Automatic investment plans              $50 ($25     $50 ($25
                                        for an       for an
                                        Education    Education
                                        IRA)         IRA)
------------------------------------------------------------------

UGMA/UTMA accounts                      $100         $50
------------------------------------------------------------------
Retirement accounts                     no minimum   no minimum
(other than IRAs, IRA rollovers,
Education IRAs or Roth IRAs)
------------------------------------------------------------------
IRAs, IRA rollovers, Education IRAs or
Roth IRAs                               $250         $50
------------------------------------------------------------------
Broker-dealer sponsored wrap account
programs                                $250         $50
------------------------------------------------------------------
Full-time employees, officers,
trustees and directors of Franklin
Templeton entities, and their
immediate family members                $100         $50
------------------------------------------------------------------

     PLEASE NOTE THAT YOU MAY ONLY BUY SHARES OF A FUND ELIGIBLE FOR SALE IN
                           YOUR STATE OR JURISDICTION.

ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 42). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic fund transfers to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions.

BUYING SHARES
----------------------------------------------------------------------
                   OPENING AN ACCOUNT        ADDING TO AN ACCOUNT
----------------------------------------------------------------------
[Insert graphic
of hands shaking]
                   Contact your investment   Contact your investment
THROUGH YOUR       representative            representative
INVESTMENT
REPRESENTATIVE
----------------------------------------------------------------------
 [Insert graphic   If you have another       Before requesting a
of phone]          Franklin Templeton fund   telephone purchase,
                   account with your bank    please make sure we
BY PHONE           account information on    have your bank account
                   file, you may open a new  information on file. If
(Up to $100,000    account by phone.         we do not have this
per day)                                     information, you will
                   To make a same day        need to send written
1-800/632-2301     investment, please call   instructions with your
                   us by 1:00 p.m. Pacific   bank's name and
                   time or the close of the  address, a voided check
                   New York Stock Exchange,  or savings account
                   whichever is earlier.     deposit slip, and a
                                             signature guarantee if
                                             the bank and Fund
                                             accounts do not have at
                                             least one common owner.

                                             To make a same day investment,
                                             please call us by 1:00 p.m. Pacific
                                             time or the close of the New York
                                             Stock Exchange, whichever is
                                             earlier.

----------------------------------------------------------------------
                   Make your check payable   Make your check payable
[Insert graphic    to the Fund.              to the Fund. Include
of envelope]                                 your account number on

                   Mail the check and your
                   signed application to
BY MAIL            to Investor Services.

                                             Fill out the deposit
                                             slip from your account
                                             statement. If you do
                                             not have a slip,
                                             include a note with
                                             your name, the Fund
                                             name, and your  account
                                             number.

                                             Mail the check and deposit slip or
                                             note to Investor Services.

----------------------------------------------------------------------
[Insert graphic    Call  to receive a wire   Call to receive a wire
of three           control number and wire   control number and wire
lightning bolts]   instructions.             instructions.

                   Wire the funds and mail  To make a same day wire
                   your signed application  investment, please call us
                   to investors Services.   by 1:00p.m. Pacific time and
                   Please include the wire  and make sure your wire arrives
                   control number or your   by 3:00 p.m.

BY WIRE

1-800/632-2301
(or 1-650/312-2000
collect)
                   To make a same day wire
                   investment, please call
                   us by 1:00 p.m. Pacific
                   time and make sure your
                   wire arrives by 3:00
                   p.m.
----------------------------------------------------------------------
[Insert graphic    Call Shareholder          Call Shareholder
of two arrows      Services at the number    Services at the number
pointing in        below, or send signed     below or our automated
opposite           written instructions.     TeleFACTS system, or
directions]        The TeleFACTS system      send signed written
                   cannot be used to open a  instructions.
BY EXCHANGE        new account.

                   (Please see page 43 for   (Please see page 43 for
TeleFACTS(R)       information on            information on
1-800/247-1753     exchanges.)               exchanges.)
(around-the-clock
access)
----------------------------------------------------------------------

              FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983

                         CALL TOLL-FREE: 1-800/632-2301
           (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                 SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of person with a headset] INVESTOR SERVICES
                                          -----------------

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in a Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include the minimum initial investment of $50 ($25 for an Education IRA) with your application.

AUTOMATIC PAYROLL DEDUCTION You may invest in a Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

DISTRIBUTION OPTIONS You may reinvest distributions you receive from a Fund in an existing account in the same share class* of the Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply if you reinvest your distributions within 365 days. You can also have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

[Begin callout]
For Franklin Templeton Bank & Trust retirement plans, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

*Class C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund.

RETIREMENT PLANS Franklin Templeton Investments offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at 1-800/527-2020.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.

TELEPHONE PRIVILEGES You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to buy, sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the Funds to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions. In addition, our telephone exchange privilege allows you to exchange shares by phone from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. This type of telephone exchange is available as long as you have telephone exchange privileges on your account.

As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone purchase, exchange or redemption privileges on your account application.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton funds within the same class*, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund, a sales charge may apply no matter how long you have held the shares.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

Because excessive trading can hurt fund performance, operations and shareholders, the Funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange, or restrict or refuse purchases if (i) the Funds or their manager believe a Fund would be harmed or unable to invest effectively, or (ii) the Funds receive or anticipate simultaneous orders that may significantly affect the Funds (please see "Market Timers" on page 48).

*Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge. Advisor Class shareholders of another Franklin Templeton fund also may exchange into Class A without any sales charge. Advisor Class shareholders who exchange their shares for Class A shares and later decide they would like to exchange into another fund that offers Advisor Class may do so.

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.

[Insert graphic of a certificate] SELLING SHARES
                                  --------------

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply.

SELLING SHARES IN WRITING Generally, requests to sell $100,000 or less can be made over the phone or with a simple letter. Sometimes, however, to protect you and a Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o you are selling more than $100,000 worth of shares
o you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect a Fund against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS You may need to complete additional forms to sell shares in a Franklin Templeton Bank & Trust retirement plan. For participants under age 591/2, tax penalties may apply. Call Retirement Services at 1-800/527-2020 for details.

SELLING SHARES

---------------------------------------------------------------
                      TO SELL SOME OR ALL OF YOUR SHARES
---------------------------------------------------------------
[Insert graphic of
hands shaking]        Contact your investment representative
THROUGH YOUR
INVESTMENT
REPRESENTATIVE
---------------------------------------------------------------
[Insert graphic of    Send written instructions and endorsed
envelope]             share certificates (if you hold share
                      certificates) to Investor Services.
BY MAIL               Corporate, partnership or trust accounts
                      may need to send additional documents.

                      Specify the Fund, the account number and the dollar value or number of shares you wish to sell. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                      A check will be mailed to the name(s) and address on the
                      account, or otherwise according to your written
                      instructions.
---------------------------------------------------------------
[Insert graphic of    As long as your transaction is for
phone]                $100,000 or less, you do not hold share
                      certificates and you have not changed
BY PHONE              your address by phone within the last
                      15 days, you can sell your shares by
1-800/632-2301        phone.

                      A check will be mailed to the name(s) and address on the
                      account. Written instructions, with a signature guarantee, are required to send the check to another address or to
                      make it payable to another person.
---------------------------------------------------------------
[Insert graphic  of   You can call or write to have
three lightning       redemption proceeds sent to a bank
bolts]                account. See the policies above for
                      selling shares by mail or phone.

                      Before requesting to have redemption
                      proceeds sent to a bank account, please
BY ELECTRONIC FUNDS   make sure we have your bank account
TRANSFER (ACH)        information on file. If we do not have
                      this information, you will need to send written instructions with your bank's name and address, a voided check or savings account deposit slip, and a signature guarantee if the bank and Fund accounts do not have at least one common owner.

                      If we receive your request in proper form by 1:00 p.m.
                      Pacific time, proceeds sent by ACH generally will be
                      available within two to three business days.
---------------------------------------------------------------
[Insert graphic of    Obtain a current prospectus for the
two arrows pointing   fund you are considering.
in opposite
directions]           Call Shareholder Services at the number
                      below or our automated TeleFACTS
BY EXCHANGE           system, or send signed written
                      instructions. See the policies above
TeleFACTS(R)          for selling shares by mail or phone.
1-800/247-1753
(around-the-clock     If you hold share certificates, you
access)               will need to return them to the Fund
                      before your exchange can be processed.
---------------------------------------------------------------

              FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983

                         CALL TOLL-FREE: 1-800/632-2301
           (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                 SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of paper and pen] ACCOUNT POLICIES
                                  ----------------

CALCULATING SHARE PRICE Each Fund calculates the net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). Each class's NAV is calculated by dividing its net assets by the number of its shares outstanding.

[Begin callout]
When you buy shares, you pay the offering price. The offering price is the NAV plus any applicable sales charge.

When you sell shares, you receive the NAV minus any applicable contingent deferred sales charge (CDSC).
[End callout]

Each Fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If the Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $250 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.

STATEMENTS AND REPORTS You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement). You also will receive the Fund's financial reports every six months. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN.

If there is a dealer or other investment representative of record on your account, he or she also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

MARKET TIMERS The Funds may restrict or refuse purchases or exchanges by Market Timers. You may be considered a Market Timer if you have (i) requested an exchange out of any of the Franklin Templeton funds within two weeks of an earlier exchange request out of any fund, or (ii) exchanged shares out of any of the Franklin Templeton funds more than twice within a rolling 90 day period, or
(iii) otherwise seem to follow a market timing pattern that may adversely affect the fund. Accounts under common ownership or control with an account that is covered by (i), (ii), or (iii) are also subject to these limits.

Anyone, including the shareholder or the shareholder's agent, who is considered to be a Market Timer by a Fund, its manager or shareholder services agent, will be issued a written notice of their status and the Fund's policies. Identified Market Timers will be required to register with the market timing desk of Franklin Templeton Investor Services, Inc., and to place all purchase and exchange trade requests through the desk. Some funds do not allow investments by Market Timers.

ADDITIONAL POLICIES Please note that the Funds maintain additional policies and reserves certain rights, including:

o The Funds may restrict or refuse any order to buy shares, including any purchase under the exchange privilege.

o At any time, the Funds may change their investment minimums or waive or lower its minimums for certain purchases.

o The Funds may modify or discontinue the exchange privilege on 60 days' notice.

o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.

o For redemptions over a certain amount, each Fund reserves the right, in the case of an emergency, to make payments in securities or other assets of the Fund, if the payment of cash proceeds by check, wire or electronic funds transfer would be harmful to existing shareholders.

o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Funds promptly.

DEALER COMPENSATION Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges, distribution and service (12b-1) fees and its other resources.

                               CLASS A         CLASS C
---------------------------------------------------------
COMMISSION (%)                   ---            2.00
Investment under $50,000         5.00           ---
$50,000 but under $100,000       3.75           ---
$100,000 but under $250,000      2.80           ---
$250,000 but under $500,000      2.00           ---
$500,000 but under $1            1.60           ---
million
$1 million or more               up to 1.00/1   ---
12B-1 FEE TO DEALER              0.25           1.00/2

A dealer commission of up to   1% may be paid on Class A NAV purchases by
certain retirement plans1 and on Class C NAV purchases. A dealer commission of up to 0.25% may be paid on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.

MARKET TIMERS. Please note that for Class A NAV purchases by market timers, including purchases of $1 million or more, dealers are not eligible to receive the dealer commission. Dealers, however, may be eligible to receive the 12b-1 fee from the date of purchase.

1. During the first year after purchase, dealers may not be eligible to receive the 12b-1 fee. 2. Dealers may be eligible to receive up to 0.25% during the first year after purchase and may be eligible to receive the full 12b-1 fee starting in the 13th month.

[Insert graphic of question mark]QUESTIONS

If you have any questions about a Fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                          HOURS (PACIFIC TIME,
DEPARTMENT NAME       TELEPHONE NUMBER    MONDAY THROUGH FRIDAY)
-----------------------------------------------------------------
Shareholder Services  1-800/632-2301      5:30 a.m. to 5:00 p.m.
                                          6:30 a.m. to 2:30 p.m.
                                          (Saturday)
Fund Information      1-800/DIAL BEN      5:30 a.m. to 5:00 p.m.
                      (1-800/342-5236)    6:30 a.m. to 2:30 p.m.
                                          (Saturday)
Retirement Services   1-800/527-2020      5:30 a.m. to 5:00 p.m.
Advisor Services      1-800/524-4040      5:30 a.m. to 5:00 p.m.
Institutional         1-800/321-8563      6:00 a.m. to 5:00 p.m.
Services
TDD (hearing          1-800/851-0637      5:30 a.m. to 5:00 p.m.
impaired)
TeleFACTS(R)          1-800/247-1753      (around the clock
(automated)                                access)

FOR MORE INFORMATION

You can learn more about each Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and Fund strategies, financial statements, detailed performance information, portfolio holdings and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Contains more information about each Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below.

FRANKLIN(R)TEMPLETON(R)
1-800/DIAL BEN(R)(1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
franklintempleton.com

You also can obtain information about each Fund by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov.

Investment Company Act file #811-7851                                FAS P 12/00









FRANKLIN TEMPLETON FUND ALLOCATOR SERIES

FRANKLIN TEMPLETON CONSERVATIVE TARGET FUND
FRANKLIN TEMPLETON MODERATE TARGET FUND
FRANKLIN TEMPLETON GROWTH TARGET FUND

CLASS A & C

STATEMENT OF ADDITIONAL INFORMATION
DECEMBER 1, 2000

[Insert Franklin Templeton Ben Head]
P.O. BOX 997151, SACRAMENTO, CA 95899-9983 1-800/DIAL BEN(R)
--------------------------------------------------------------------------------

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Funds' prospectus. The Funds' prospectus, dated December 1, 2000, which we may amend from time to time, contains the basic information you should know before investing in a Fund. You should read this SAI together with the Funds' prospectus.

The audited financial statements and auditor's report in the Funds' Annual Report to Shareholders, for the fiscal year ended July 31, 2000, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN (1-800/342-5236).

CONTENTS

Goal and Strategies. . . . . . . . . . . . . . . . . 2
Information about the Underlying
 Franklin Templeton funds. . . . . . . . . . . . . . 3
Officers and Trustees. . . . . . . . . . . . . . . .18
Investment Advisory, Asset Allocation
 and Other Services. . . . . . . . . . . . . . . . .21
Portfolio Transactions. . . . . . . . . . . . . . . 22
Distributions and Taxes. . . . . . . . . . . . . .  23
Organization, Voting Rights and
 Principal Holders. . . . . . . . . . . . . . . . . 25
Buying and Selling Shares. . . . . . . . . . . . .  25
Pricing Shares. . . . . . . . . . . . . . . . . . . 31
The Underwriter. . . . . . . . . . . . . . . . . .  32
Performance. . . . . . . . . . . . . . . . . . . . .34
Miscellaneous Information. . . . . . . . . . . . . .37

------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
   BANK;

o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
   PRINCIPAL.
------------------------------------------------------------------------------

GOAL AND STRATEGIES
------------------------------------------------------------------------------

Each Fund's investment goal is the highest level of long-term total return that is consistent with an acceptable level of risk. This goal is fundamental, which means it may not be changed without shareholder approval.

Each Fund pursues its investment goal by investing primarily in a combination of Franklin Templeton funds (underlying funds). Each Fund may also invest up to 5% of its assets directly in the types of securities in which the underlying funds invest and may engage directly in the types of investment strategies employed by the underlying funds. For more information on how the underlying funds invest their assets, see "Information about the Underlying Franklin Templeton funds."

Each Fund may invest without limitation in repurchase agreements and securities issued or backed by the full faith and credit of the U.S. government. U.S. government securities include U.S. Treasury bills, notes, and bonds. Securities backed by the full faith and credit of the U.S. government include those issued by the Government National Mortgage Association.

The Funds invest only in Class Z shares of Mutual Discovery Fund, Mutual European Fund and Mutual Shares Fund and Advisor Class shares of other underlying funds. Accordingly, the Funds will not pay any sales load or 12b-1 service or distribution fees in connection with their investments in the underlying funds.

REPURCHASE AGREEMENTS The Funds generally will have a portion of their assets in cash or cash equivalents for a variety of reasons, including waiting for a special investment opportunity or taking a defensive position. To earn income on this portion of their assets, the Funds may enter into repurchase agreements. Under a repurchase agreement, a Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon a Fund's ability to sell the underlying securities. The Funds will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

ILLIQUID INVESTMENTS Each Fund's policy is not to invest more than 15% of its net assets in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.

INVESTMENT RESTRICTIONS Each Fund has adopted the following restrictions as fundamental policies. This means they may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less.

Each Fund may not:

1. Borrow money or mortgage or pledge any of its assets, except it may borrow up to 33 1/3% of its total assets (including the amount borrowed) to meet redemption requests that might otherwise require the untimely disposition of portfolio securities or for other temporary or emergency purposes and may pledge its assets in connection with these borrowings. Each Fund may (a) borrow in connection with short sales and "short sales against the box;" (b) borrow from banks or other persons to the extent permitted by applicable law; (c) enter into reverse repurchase agreements; (d) obtain short-term credit necessary for the clearance of purchases and sales of its portfolio securities; and (e) make margin payments in connection with futures, options and currency transactions.

2. Underwrite securities of other issuers, except insofar as the fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

3. Invest directly in interests in real estate, oil, gas or other mineral leases, exploration or development programs, including limited partnership interests, except that the Fund could own real estate directly as a result of a default on debt securities it owns. This restriction does not preclude investments in marketable securities of issuers engaged in these activities.

4. Loan money, except as is consistent with the Fund's investment goal, and except that the Fund may (a) buy a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness, (b) enter into repurchase agreements, (c) lend its portfolio securities, and (d) participate in an interfund lending program with other Franklin Templeton Funds to the extent permitted by the Investment Company Act of 1940, as amended (1940 Act), and any rules or orders thereunder.

5. Issue securities senior to the Fund's presently authorized shares of beneficial interest, except that the Fund may borrow as permitted by these restrictions.

If a bankruptcy or other extraordinary event occurs concerning a particular security the Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while maximizing the return to shareholders.

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

Notwithstanding the foregoing investment restrictions, the underlying funds have adopted certain investment restrictions which may be more or less restrictive than those listed above, thereby permitting the Fund to engage in investment strategies indirectly that are prohibited under the investment restrictions listed above. The investment restrictions of the underlying funds are located in their respective SAI.

Pursuant to an exemptive order issued by the SEC (Investment Company Act Release No. IC-22022, June 17, 1996) each Fund may (i) purchase more than 3% of the outstanding voting securities of any underlying fund, (ii) invest more than 5% of its assets in any one underlying fund and (iii) invest substantially all of its assets in the underlying funds.

INFORMATION ABOUT THE UNDERLYING
FRANKLIN TEMPLETON FUNDS
------------------------------------------------------------------------------

The following gives more detailed information about the underlying funds' investment policies and the types of securities that they may buy along with their associated risks.

HIGH YIELD, FIXED-INCOME SECURITIES

The market value of high yield lower-quality, fixed-income securities tends to reflect individual developments affecting the issuer to a greater degree than the market value of higher-quality securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality securities also tend to be more sensitive to economic conditions than higher-quality securities.

Issuers of high yield, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with buying the securities of these issuers is generally greater than the risk associated with higher-quality securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower-quality securities may experience financial stress and may not have sufficient cash flow to make interest payments. The issuer's ability to make timely interest and principal payments may also be adversely affected by specific developments affecting the issuer, including the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing.

The risk of loss due to default may also be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other creditors of the issuer. If the issuer of a security in an underlying fund's portfolio defaults, the underlying fund may have unrealized losses on the security, which may lower the fund's net asset value. Defaulted securities tend to lose much of their value before they default. Thus, the underlying fund's net asset value may be adversely affected before an issuer defaults. In addition, the underlying fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

High yield, fixed-income securities frequently have call or buy-back features that allow an issuer to redeem the securities from a fund or underlying fund. Although these securities are typically not callable for a period of time, usually three to five years from the date of issue, if an issuer calls its securities during periods of declining interest rates, the investment manager may find it necessary to replace the securities with lower-yielding securities, which could result in less net investment income for the fund. The premature disposition of a high yield security due to a call or buy-back feature, the deterioration of an issuer's creditworthiness, or a default by an issuer may make it more difficult for the fund to manage the timing of its income. Under the Internal Revenue Code of 1986, as amended (the Code) and U.S. Treasury regulations, the underlying fund may have to accrue income on defaulted securities and distribute the income to shareholders for tax purposes, even though the fund is not currently receiving interest or principal payments on the defaulted securities. To generate cash to satisfy these distribution requirements, the fund may have to sell portfolio securities that it otherwise may have continued to hold or use cash flows from other sources, such as the sale of fund shares.

A fund may have difficulty disposing of certain high yielding securities because there may be a thin trading market for a particular security at any given time. The market for lower rated, fixed-income securities generally tends to be concentrated among a smaller number of dealers than is the case for securities that trade in a broader secondary retail market. Generally, purchasers of these securities are predominantly dealers and other institutional buyers, rather than individuals. To the extent the secondary trading market for a particular high yielding, fixed-income security does exist, it is generally not as liquid as the secondary market for higher rated securities. Reduced liquidity in the secondary market may have an adverse impact on market price and a fund's ability to dispose of particular issues, when necessary, to meet the fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for an underlying fund to obtain market quotations based on actual trades for purposes of valuing the fund's portfolio. Current values for these high yield issues are obtained from pricing services and/or a limited number of dealers and may be based upon factors other than actual sales.

Some of the underlying funds may buy high yield, fixed-income securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many high yielding securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if a fund is required to sell restricted securities before the securities have been registered, it may be deemed an underwriter of the securities under the Securities Act of 1933, which entails special responsibilities and liabilities. A fund may also incur special costs in disposing of restricted securities, although the fund will generally not incur any costs when the issuer is responsible for registering the securities.

Some of the underlying funds may buy high yield, fixed-income securities during an initial underwriting. These securities involve special risks because they are new issues. The investment manager will carefully review their credit and other characteristics. The funds have no arrangement with their underwriters or any other person concerning the acquisition of these securities.

The high yield securities market is relatively new and much of its growth before 1990 paralleled a long economic expansion. The recession that began in 1990 disrupted the market for high yield securities and adversely affected the value of outstanding securities as well as the ability of issuers of high yield securities to make timely principal and interest payments. Although the economy has improved and high yield securities have performed more consistently since that time, the adverse effects previously experienced may reoccur. For example, the highly publicized defaults on some high yield securities during 1989 and 1990 and concerns about a sluggish economy that continued into 1993 depressed the prices of many of these securities. While market prices may be temporarily depressed due to these factors, the ultimate price of any security generally reflects the true operating results of the issuer.

Factors adversely impacting the market value of high yield securities may lower the underlying fund's net asset value. In addition, a fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

OPTIONS ON SECURITIES AND SECURITIES INDICES

CALL AND PUT OPTIONS ON SECURITIES. Certain underlying funds may write covered put and call options and purchase put and call options that are listed on domestic or foreign securities exchanges or traded in the over-the-counter market.

WRITING CALL AND PUT OPTIONS. A call option gives the option holder the right to buy the underlying securities from the option writer at a stated exercise price. A put option gives the option holder the right to sell the underlying security at the option exercise price at any time during the option period.

A call option written by an underlying fund is "covered" if the fund owns the underlying security that is subject to the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the fund in cash and securities in a segregated account with its custodian bank. A put option written by the fund is "covered" if the fund maintains cash and securities with a value equal to the exercise price in a segregated account with its custodian bank, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since, with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then current market value of the underlying security. The writer of an option who wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction will be available to be effected at the time desired by the fund.

Effecting a closing transaction in the case of a written call option will permit the fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other fund investments. If the fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or at the same time as the sale of the security.

The fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the fund.

The writing of covered put options involves certain risks. For example, if the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the fund may elect to close the position or take delivery of the security at the exercise price and the fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

BUYING CALL AND PUT OPTIONS. Certain of the underlying funds may buy call options. Prior to its expiration, a call option may be sold in a closing sale transaction. Profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.

The underlying fund, for example, may buy put options on particular securities in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option. The ability to buy put options will allow the fund to protect the unrealized gain in an appreciated security in its portfolio without actually selling the security. In addition, the fund will continue to receive interest or dividend income on the security. When the underlying fund sells a put option that it has previously purchased prior to the sale of the securities underlying such option, such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid for the put option that is sold. Such gain or loss may be wholly or partially offset by a change in the value of the underlying security which the fund owns or has the right to acquire.

OPTIONS ON STOCK INDICES. Certain of the underlying funds may also buy and write call and put options on stock indices. Call and put options on stock indices are similar to options on securities except that, rather than the right to buy or sell particular securities at a specified price, options on a stock index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified number. Thus, unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.

When the underlying fund writes an option on a stock index, it will establish a segregated account with its custodian bank in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or it will otherwise cover the transaction.

OVER-THE-COUNTER (OTC) OPTIONS. Certain of the underlying funds may write covered put and call options and purchase put and call options which trade in the over-the-counter market. Just as with exchange traded options, OTC call options give the option holder the right to buy an underlying security from an option writer at a stated exercise price; OTC put options give the holder the right to sell an underlying security to an option writer at a stated exercise price. OTC options differ from exchange traded options in certain material respects. OTC options are arranged directly with dealers and not, as is the case with exchange traded options, with a clearing corporation. Thus, there is the risk of non-performance by the dealer. Because there is no exchange, pricing is typically done by reference to information from market makers. However, OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices than exchange traded options; and the writer of an OTC option is paid a premium in advance by the dealer. (For additional risks relating to OTC options, see "Risk Factors and Considerations Regarding Options, Futures and Options on Futures").

FORWARD CONVERSIONS. Certain of the underlying funds may engage in forward conversions. In a forward conversion, the underlying fund buys securities and writes call options and buys put options on such securities. By purchasing puts, the fund protects the underlying security from depreciation in value. By selling or writing calls on the same security, the fund receives premiums which may offset part or all of the cost of purchasing the puts while forgoing the opportunity for appreciation in the value of the underlying security.

The use of options in connection with forward conversions is intended to hedge against fluctuations in the market value of the underlying security. Although it is generally intended that the exercise price of put and call options would be identical, situations might occur in which some option positions are acquired with different exercise prices. Therefore, the fund's return may depend in part on movements in the price of the underlying security because of the different exercise prices of the call and put options. Such price movements may also affect the fund's total return if the conversion is terminated prior to the expiration date of the option. In such event, the fund's return on forward conversions may be greater or less than it would have been if it had hedged the security only by purchasing put options.

SPREAD AND STRADDLE OPTIONS TRANSACTIONS. In "spread" transactions, the underlying fund buys and writes a put or buys and writes a call on the same underlying security with the options having different exercise prices and/or expiration dates. In "straddles," the underlying fund purchases or writes combinations of put and call options on the same security. When the fund engages in spread and straddle transactions, it seeks to profit from differentials in the option premiums paid and received and in the market prices of the related options positions when they are closed out or sold. Because these transactions require the fund to buy and/or write more than one option simultaneously, the fund's ability to enter into such transactions and to liquidate its positions when necessary or deemed advisable may be more limited than if the fund was to buy or sell a single option. Similarly, costs incurred by the fund in connection with these transactions will in many cases be greater than if the fund was to buy or sell a single option.

FUTURES TRANSACTIONS

Certain of the underlying funds may purchase or sell (i) financial futures contracts; (ii) interest rate futures contracts; (iii) options on interest rate futures contracts; (iv) stock and bond index futures contracts; and (v) options on stock and bond index futures contracts (collectively, "Futures Transactions"). These underlying funds may enter into such Futures Transactions on domestic exchanges and, to the extent such transactions have been approved by the CFTC for sale to customers in the U.S., on foreign exchanges.

To the extent an underlying fund enters into a futures contract, it will deposit in a segregated account with its custodian, cash or U.S. Treasury obligations equal to a specified percentage of the value of the futures contract (the "initial margin"), as required by the relevant contract market and futures commission merchant. The futures contract will be marked-to-market daily. Should the value of the futures contract decline relative to the fund's position, the fund will be required to pay to the futures commission merchant an amount equal to such change in value. In the event the fund has insufficient cash, it may have to sell portfolio securities at a time when it may be disadvantageous to do so in order to meet such daily variation margins.

A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, an underlying fund can seek, through the sale of futures contracts, to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, the fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when they affect anticipated purchases. Similarly, the fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and its portfolio securities which are denominated in such currency. The fund can purchase futures contracts on foreign currency to fix the price in U.S. dollars or a security denominated in such currency that the fund has acquired or expects to acquire.

Although futures contracts by their terms generally call for the actual delivery or acquisition of underlying securities or the cash value of the index, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take such delivery. The contractual obligation is offset by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or the cash value of the index underlying the contractual obligations. The fund may incur brokerage fees when it purchases or sells futures contracts.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or loss. While each underlying fund's futures contracts on securities or currency will usually be liquidated in this manner, the fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for it to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give an underlying fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

FINANCIAL FUTURES CONTRACTS. Financial futures are contracts that obligate the holder to take or make delivery of a specified quantity of a financial instrument, such as a U.S. Treasury security or foreign currency, during a specified future period at a specified price. A "sale" of a financial futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a financial futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date.

INTEREST RATE FUTURES AND OPTIONS. Interest rate futures contracts are contracts for the future delivery of U.S. government securities and index-based futures contracts. The value of these instruments changes in response to changes in the value of the underlying security or index, which depends primarily on prevailing interest rates.

An underlying fund may, for example, enter into interest rate futures contracts in order to protect its portfolio securities from fluctuations in interest rates without necessarily buying or selling the underlying fixed-income securities. For example, if the fund owns bonds, and interest rates are expected to increase, it might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contract to the fund would increase at approximately the same rate, thereby keeping the net asset value of the fund from declining as much as it otherwise would have.

STOCK INDEX FUTURES CONTRACTS. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement was made. Open futures contracts are valued on a daily basis, and the fund may be obligated to provide or receive cash reflecting any decline or increase in the contract's value. No physical delivery of the underlying stocks in the index is made in the future.

For example, the underlying fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of its equity securities that might otherwise result. When the fund is not fully invested in stocks and it anticipates a significant market advance, it may buy stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of stocks that it intends to buy.

OPTIONS ON STOCK INDEX FUTURES. Certain of the underlying funds may buy and sell call and put options on stock index futures. Call and put options on stock index futures are similar to options on securities except that, rather than the right to buy stock at a specified price, options on stock index futures give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

BOND INDEX FUTURES AND OPTIONS ON SUCH FUTURES. Certain of the underlying funds may buy and sell futures contracts based on an index of debt securities and options on such futures contracts to the extent they currently exist and, in the future, may be developed. These funds reserve the right to conduct futures and options transactions based on an index that may be developed in the future to correlate with price movements in certain categories of debt securities. The underlying fund's investment strategy in employing futures contracts based on an index of debt securities may be similar to that used by it in other financial futures transactions. Certain of the underlying funds may also buy and write put and call options on such index futures and enter into closing transactions with respect to such options.

FUTURE DEVELOPMENTS. Certain of the underlying funds may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments that are not presently contemplated for use by the underlying funds or which are not currently available but that may be developed, to the extent such opportunities are both consistent with the underlying fund's investment goals and legally permissible for the fund.

INTEREST RATE SWAPS

Interest rate swaps are generally entered into to permit the party seeking a floating rate obligation the opportunity to acquire such obligation at a lower rate than is directly available in the credit market, while permitting the party desiring a fixed rate obligation the opportunity to acquire such a fixed rate obligation, also frequently at a price lower than is available in the capital markets. The success of such a transaction depends in large part on the availability of fixed rate obligations at a low enough coupon rate to cover the cost involved.

CURRENCY TRANSACTIONS

Certain of the underlying funds may enter into forward currency exchange contracts and currency futures contracts and options on such futures contracts, as well as purchase put or call options and write covered put and call options on currencies traded in U.S. or foreign markets.

FORWARD CURRENCY EXCHANGE CONTRACTS AND CURRENCY FUTURES CONTRACTS. A forward currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks).

An underlying fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the fund's investment manager (or sub-adviser) determines that there is a pattern of correlation between the two currencies. Certain of the underlying funds may also purchase and sell forward contracts (to the extent they are not deemed "commodities") for non-hedging purposes when the investment manager (or sub-adviser) anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in a fund's portfolio. The fund's custodian will place cash or securities into a segregated account of each fund in an amount equal to the value of the fund's total assets committed to the forward foreign currency exchange contracts requiring each fund to purchase foreign currencies. If the value of the securities placed in the segregated account declines, additional cash or securities is placed in the account on a daily basis so that the value of the account equals the amount of each fund's commitments with respect to such contracts. The segregated account is marked-to-market on a daily basis. Although the contracts are not presently regulated by the Commodity Futures Trading Commission (the CFTC), the CFTC may in the future assert authority to regulate these contracts. In such event, a fund's ability to utilize forward foreign currency exchange contracts may be restricted.

While an underlying fund may enter into forward contracts to reduce currency exchange rate risks, transactions in forward contracts involve certain other risks. Thus, while a fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the fund. Such imperfect correlation may cause a fund to sustain losses which will prevent the fund from achieving a complete hedge or expose the fund to risk of foreign exchange loss.

CURRENCY FUTURES CONTRACTS AND OPTIONS THEREON. Certain of the underlying funds will also engage in futures contracts on foreign currencies and related options transactions. A currency futures contract is a standardized contract for the future delivery of a specified amount of currency at a future date at a price set at the time of the contract. The fund may enter into currency futures contracts traded on regulated commodity exchanges, including non-U.S. exchanges.

The underlying funds may either accept or make delivery of the currency specified at the maturity of a forward or futures contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

Certain of the underlying funds may enter into forward currency exchange contracts and currency futures contracts in several circumstances. For example, when the fund enters into a contract for the purchase or sale of a security denominated in a foreign currency (or options contracts with respect to such futures contracts), or when the fund anticipates the receipt in a foreign currency of dividends or interest payments on such a security that it holds, it may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. In addition, when the investment manager (or sub-adviser) believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar, it may enter into a forward or futures contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the fund's portfolio securities denominated in such currency. The precise matching of the forward contract amounts and the value of the securities involved is not generally possible because the future value of such securities in foreign currencies changes as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which each fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of each fund's foreign assets.

WRITING AND PURCHASING CURRENCY CALL AND PUT OPTIONS. Certain of the underlying funds may write covered put and call options and purchase put and call options on foreign currencies. The underlying funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation. In addition, the fund may purchase call options on currency for non-hedging purposes when the investment manager (or sub-adviser) anticipates that the currency will appreciate in value, but the securities denominated in that currency do not present attractive investment opportunities and are not included in the fund's portfolio.

A call option written by a fund obligates the fund to sell specified currency to the holder of the option at a specified price at any time before the expiration date. A put option written by the fund would obligate the fund to purchase specified currency from the option holder at a specified time before the expiration date. The writing of currency options involves risk that the fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to purchase currency subject to a put at a price that exceeds the currency's market value.

A fund may terminate its obligations under a call or put option by purchasing an option identical to the one it has written. This purchase is referred to as "closing purchase transaction." The fund would also be able to enter into a closing sale transaction in order to realize a gain or minimize a loss on an option purchased by the fund.

The purchase of a call option would entitle the fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. The fund would ordinarily realize a gain if, during the option period, the value of the currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the call option. The fund may forfeit the entire amount of the premium plus related transaction costs if exchange rates move in a manner adverse to the fund's position.

The underlying fund may, for example, purchase put options in anticipation of a decline in the dollar value of currency in which securities in its portfolio are denominated (protective puts). The purchase of a put option would entitle the fund, in exchange for the premium paid, to sell specific currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the dollar value of the fund's portfolio securities due to currency exchange rate fluctuations. The fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying currency. Foreign currency options to be written or purchased by the fund will be traded on U.S. or foreign exchanges or over-the-counter.

Buyers and sellers of currency futures and options thereon are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

FOREIGN CURRENCY SWAPS

Some underlying funds may participate in currency swaps. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. The funds will usually enter into swaps on a net basis. The funds may participate in currency swaps with counterparties that have received a credit rating of A-1 from Standard and Poor's Rating Group or P-1 from Moody's, Investors Service, Inc., or are of equal credit quality.

RISK FACTORS AND CONSIDERATIONS REGARDING OPTIONS, FUTURES AND OPTIONS ON
FUTURES

With respect to an underlying fund's hedging strategies, the fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index, securities or currencies underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is also likely to fluctuate as a result of independent factors not related to currency fluctuations. Therefore, perfect correlation between the fund's futures positions and portfolio positions will be impossible to achieve. Accordingly, successful use by the fund of options on stock or bond indices, financial and currency futures contracts and related options, and currency options will be subject to the investment manager's ability to predict correctly movements in the direction of the securities and currency markets generally or of a particular segment. If the underlying fund's investment manager is not successful in employing such instruments in managing the fund's investments, the fund's performance will be worse than if it did not employ such strategies. In addition, the fund will pay commissions and other costs in connection with the investments, which may increase the fund's expenses and reduce the return. In writing options on futures, the fund's loss is potentially unlimited and may exceed the amount of the premium received.

In certain cases, the options and futures markets provide investment or risk management opportunities that are not available from direct investments in securities. In addition, some strategies can be performed more effectively and at lower cost by utilizing the options and futures markets rather than purchasing or selling portfolio securities. There are, however, risks involved in these transactions as discussed above.

Positions in stock index options, stock and bond index futures contracts, financial futures contracts, foreign currency futures contracts, related options on futures and options on currencies may be closed out only on an exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon at any specific time. Thus, it may not be possible to close such an option or futures position. The inability to close options or futures positions could have an adverse impact on the fund's ability to effectively hedge its securities or foreign currency exposure.

When trading options on foreign exchanges or in the OTC market many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time.

In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. Consequently, the fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the fund originally wrote the option. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of such put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The ability to terminate OTC options is more limited than with exchange traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, each fund will treat purchased OTC options and all assets used to cover written OTC options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula approved by the staff of the SEC.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange of the Options Clearing Corporation (the OCC) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

In the case of futures, the CFTC and the various exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures contract. Trading limits are imposed on the maximum number of contracts which any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The fund does not believe that these trading and positions limits will have an adverse impact on the fund's strategies for hedging its securities.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the investment manager may still not result in a successful transaction.

CONVERTIBLE SECURITIES

Certain of the underlying funds may invest in convertible securities. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security but, if the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock. If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank. The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer.

A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.

ENHANCED CONVERTIBLE SECURITIES. Some of the underlying funds may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stocks (PERCS), which provide investors with the opportunity to earn higher dividend income than is available on a company's common stock. PERCS are preferred stocks that generally feature a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer. PERCS are generally not convertible into cash at maturity. Under a typical arrangement, after three years PERCS convert into one share of the issuer's common stock if the issuer's common stock is trading at a price below that set by the capital appreciation limit, and into less than one full share if the issuer's common stock is trading at a price above that set by the capital appreciation limit. The amount of that fractional share of common stock is determined by dividing the price set by the capital appreciation limit by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. If called early, however, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date.

Some of the funds may also invest in other classes of enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities) and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted; unlike PERCS, they do not have a capital appreciation limit; they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three- or four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity, and upon maturity they will necessarily convert into either cash or a specified number of shares of common stock.

Similarly, there may be enhanced convertible debt obligations issued by the operating company, whose common stock is to be acquired in the event the security is converted, or by a different issuer, such as an investment bank. These securities may be identified by names such as ELKS (Equity Linked Securities) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer's corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein which may be similar to those described in which these funds may invest, consistent with their objectives and policies.

An investment in an enhanced convertible security or any other security may involve additional risks to the underlying funds. A fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the fund's ability to dispose of particular securities, when necessary, to meet its liquidity needs or in response to a specific economic event, such as the deterioration in the credit worthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the underlying fund to obtain market quotations based on actual trades for purposes of valuing the fund's portfolio. The fund, however, intends to acquire liquid securities, though there can be no assurances that this will be achieved.

SYNTHETIC CONVERTIBLES. Some funds may invest portions of their assets in "synthetic convertible" securities. A synthetic convertible is created by investing in nonconvertible fixed-income securities and in warrants or stock or stock index call options which grant the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options. Synthetic convertible securities are generally not considered to be "equity securities" for the purposes of each fund's investment policy regarding those securities.

Synthetic convertible securities differ from the true convertible security in several respects. The value of a synthetic convertible is the sum of the values of its fixed-income component and its convertibility component. Thus, the values of a synthetic convertible and a true convertible security will respond differently to market fluctuations. Further, although the investment manager expects normally to create synthetic convertibles whose two components represent one issuer, the character of a synthetic convertible allows the fund to combine components representing distinct issuers, or to combine a fixed-income security with a call option on a stock index, when the investment manager determines that such a combination would better promote a fund's investment objectives. In addition, the component parts of a synthetic convertible security may be purchased simultaneously or separately; and the holder of a synthetic convertible faces the risk that the price of the stock, or the level of the market index underlying the convertibility component will decline.

INVESTMENTS IN FOREIGN SECURITIES

Securities which are acquired by an underlying fund outside the U.S. and which are publicly traded in the U.S. or on a foreign securities exchange or in a foreign securities market are not considered by the fund to be illiquid assets so long as the fund acquires and holds the securities with the intention of reselling the securities in the foreign trading market, the fund reasonably believes it can readily dispose of the securities for cash in the U.S. or foreign market and current market quotations are readily available. Investments may be in securities of foreign issuers, whether located in developed or undeveloped countries.

Investments in foreign securities where delivery takes place outside the U.S. will have to be made in compliance with any applicable U.S. and foreign currency restrictions and tax laws (including laws imposing withholding taxes on any dividend or interest income) and laws limiting the amount and types of foreign investments. Changes of governmental administrations or of economic or monetary policies, in the U.S. or abroad, or changed circumstances in dealings between nations or currency convertibility or exchange rates could result in investment losses for the fund. Investments in foreign securities may also subject the fund to losses due to nationalization, expropriation or differing accounting practices and treatments. Moreover, investors should recognize that foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Investments by the underlying funds in the securities of foreign issuers may tend to increase the risks with respect to the liquidity of the fund's portfolio and the fund's ability to meet a large number of shareholders' redemption requests should there be economic or political turmoil in a country in which the fund has a substantial portion of its assets invested or should relations between the U.S. and foreign countries deteriorate markedly. Furthermore, the reporting and disclosure requirements applicable to foreign issuers may differ from those applicable to domestic issuers, and there may be difficulties in obtaining or enforcing judgments against foreign issuers.

INVESTMENTS IN EASTERN EUROPE AND RUSSIA. Certain Eastern European countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property. Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

Governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of the fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act, to act as foreign custodians of the fund's cash and securities, the fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

Certain of the underlying funds may invest a portion of their assets in Russian securities, subject to the availability of an eligible foreign subcustodian approved by a fund's board of directors or trustees, as the case may be, in accordance with Rule 17f-5 under the 1940 Act. There can be no assurance that appropriate sub-custody arrangements will be available to the funds if and when one or more of the funds seeks to invest a portion of its assets in Russian securities.

Investing in Russian companies involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. Such risks include: (i) delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody; (ii) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (iii) pervasiveness of corruption and crime in the Russian economic system; (iv) currency exchange rate volatility and the lack of available currency hedging instruments; (v) higher rates of inflation (including the risk of social unrest associated with periods of hyperinflation); (vi) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on the fund's ability to exchange local currencies for U.S. dollars; (vii) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, or a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union; (viii) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale; (ix) dependency on exports and the corresponding importance of international trade;
(x) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation; and (xi) possible difficulty in identifying a purchaser of securities held by the fund due to the underdeveloped nature of the securities markets.

There is little historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision and it is possible for the fund to lose its registration through fraud, negligence or even mere oversight. While the underlying fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 1,000 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. This practice may prevent the underlying fund from investing in the securities of certain Russian companies deemed suitable by its investment manager. Further, this could cause a delay in the sale of Russian company securities by the fund if a potential purchaser is deemed unsuitable, which may expose the fund to potential loss on the investment.

INVESTMENTS IN LATIN AMERICA. Investing in Latin American issuers involves a high degree of risk and special considerations not typically associated with investing in the U.S. and other more developed securities markets, and should be considered highly speculative. Such risks include: (i) restrictions or controls on foreign investment and limitations on repatriation of invested capital and Latin America's ability to exchange local currencies for U.S. dollars; (ii) higher and sometimes volatile rates of inflation (including risk of social unrest associated with periods of hyper-inflation); (iii) the risk that certain Latin American countries, which are among the largest debtors to commercial banks and foreign governments and which have experienced difficulty in servicing sovereign debt obligations in the past, may negotiate to restructure sovereign debt obligations; (iv) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (v) currency exchange rate fluctuations and the lack of available currency hedging instruments; (vi) more substantial government involvement in and control over the local economies; and (vii) dependency on exports and the corresponding importance of international trade.

Latin American countries may be subject to a greater degree of economic, political, and social instability than is the case in the U.S., Japan, or Western European countries. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in governmental control through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic, and social conditions; (iii) internal insurgencies and terrorist activities; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection; and (vi) drug trafficking.

FOREIGN CURRENCY FLUCTUATIONS. Because certain of the underlying funds under normal circumstances will invest a substantial portion of their total assets in the securities of foreign issuers that are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the fund's net asset value and any net investment income and capital gains to be distributed by the fund in U.S. dollars.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the U.S., and other economic and financial conditions affecting the world economy.

Although the underlying funds value their assets daily in terms of U.S. dollars, the funds do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. Certain funds may do so from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to sell that currency to the dealer.

EURO RISK

On January 1, 1999, the European Monetary Union (EMU) introduced a new single currency, the euro, which will replace the national currency for participating member countries. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets. While the implementation of the euro could have a negative effect on the fund, the fund's manager and its affiliated services providers are taking steps they believe are reasonably designed to address the euro issue.

GOLD BULLION

As a means of seeking its principal goal of capital appreciation and when it is felt to be appropriate as a possible hedge against inflation, Franklin Gold and Precious Metals Fund may invest a portion of its assets in gold bullion and may hold a portion of its cash in foreign currency in the form of gold coins. The fund has not used these techniques recently but may use them if it determines that they could help the fund achieve its goals. There is, of course, no assurance that such investments will provide capital appreciation or a hedge against inflation. The fund's ability to invest in gold bullion is restricted by the diversification requirements which the fund must meet in order to qualify as a regulated investment company under the Code, as well as the diversification requirements of the 1940 Act.

The fund will invest in gold bullion when the prospects of these investments are, in the opinion of the fund's investment manager, attractive in relation to other possible investments. The basic trading unit for gold bullion is a gold bar weighing approximately 100 troy ounces with a purity of at least 995/1000, although gold bullion is also sold in much smaller units. Gold bars and wafers are usually numbered and bear an indication of purity and the stamp or assay mark of the refinery or assay office which certifies the bar's purity. Bars of gold bullion historically have traded primarily in the New York, London, and Zurich gold markets. In terms of volume, these gold markets have been the major markets for trading in gold bullion. Prices in the Zurich gold market generally correspond to the prices in the London gold market. Since the ownership of gold bullion became legal in the U.S. on December 31, 1974, U.S. markets for trading gold bullion have developed. It is anticipated that transactions in gold will generally be made in U.S. markets, although these transactions may be made in foreign markets when it is deemed to be in the best interest of the fund. Transactions in gold bullion by the fund are negotiated with principal bullion dealers unless, in the investment manager's opinion, more favorable prices (including the costs and expenses described below) are otherwise obtainable. Prices at which gold bullion is purchased or sold include dealer mark-ups or mark-downs, insurance expenses, assay charges and shipping costs for delivery to a custodian bank. These costs and expenses may be a greater or lesser percentage of the price from time to time, depending on whether the price of gold bullion decreases or increases. Since gold bullion does not generate any investment income, the only source of return to the fund on such an investment will be from any gains realized upon its sale, and negative return will be realized, of course, to the extent the fund sells its gold bullion at a loss.

WARRANTS

A warrant is typically a long-term option issued by a corporation which gives the holder the privilege of buying a specified number of shares of the underlying common stock at a specified exercise price at any time on or before an expiration date. Stock index warrants entitle the holder to receive, upon exercise, an amount in cash determined by reference to fluctuations in the level of a specified stock index. If the underlying fund does not exercise or dispose of a warrant prior to its expiration, it will expire worthless.

INVESTMENT COMPANY SECURITIES

Some of the underlying funds may invest in other investment companies to the extent permitted by the 1940 Act and exemptions thereto. To the extent that a fund invests in an investment company, there may be duplication of advisory and other fees.

SHORT-SELLING

In a short sale, the underlying fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete the transaction, the fund must borrow the security to make delivery to the buyer. The fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the fund must pay the lender any dividends or interest that accrues during the period of the loan. To borrow the security, the fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

The underlying fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security, and the fund will realize a gain if the security declines in price between those same dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the fund is required to pay in connection with the short sale.

In addition to the short sales discussed above, certain of the underlying funds may also make short sales "against the box." A short sale is "against the box" to the extent that the fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.

The underlying fund will place in a segregated account with its custodian bank an amount equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated account will be marked-to-market daily and at no time will the amount deposited in the segregated account and with the broker as collateral be less than the market value of the securities at the time they sold short.

REVERSE REPURCHASE AGREEMENTS

A number of the underlying funds may enter into reverse repurchase agreements. These agreements involve the sale of securities held by the funds pursuant to an agreement to repurchase the securities at an agreed-upon price, date, and interest payment. When entering into reverse repurchase transactions, cash or securities of a dollar amount equal in value to the funds' obligation under the agreement, including any earned but unpaid interest, will be maintained in a segregated account with each fund's respective custodian bank. The value of the securities subject to the reverse repurchase agreement will be determined daily.

Reverse repurchase agreement transactions involve the risk that the market value of the securities sold by the fund may decline below the repurchase price of the securities subject to the agreement and the risk that a default by the purchaser may cause the fund to experience a loss.

EQUIPMENT RELATED INSTRUMENTS

Some of the underlying funds may purchase equipment trust certificates, equipment lease certificates, and conditional sales contracts. Equipment related instruments are used to finance the acquisition of new equipment. The instrument gives the bondholder the first right to the equipment in the event that interest and principal are not paid when due. Title to the equipment is held in the name of the trustee, usually a bank, until the instrument is paid off. Equipment related instruments usually mature over a period of 10 to 15 years. In practical effect, equipment trust certificates, equipment lease certificates and conditional sales contracts are substantially identical; they differ mainly in legal structure. These fixed-income securities may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer; participation based on revenues, sales or profits; or the purchase of common stock in a unit transaction (where an issuer's debt securities and common stock are offered as a unit).

STANDBY COMMITMENT AGREEMENTS

Franklin Natural Resources Fund may from time to time enter into standby commitment agreements. Such agreements commit the fund, for a stated period of time, to purchase a stated amount of a security which may be issued and sold to the fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement, the fund is paid a commitment fee, regardless of whether the security is ultimately issued, which is typically approximately 0.5% of the aggregate purchase price of the security which the fund has committed to purchase. The fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and/or price which is considered advantageous to the fund. The fund will not enter into a standby commitment with a remaining term in excess of 45 days and will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale, will not exceed 15% of its net assets, taken at the time of acquisition of such commitment or security. The fund will at all times maintain a segregated account with its custodian bank of cash, cash equivalents, U.S. government securities or other high-grade securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the purchase price of the securities underlying the commitment.

There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of the fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

STRUCTURED INVESTMENTS

Some of the underlying funds may invest in structured investments. Structured investments involve entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities (Structured Investments) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to Structured Investments is dependent on the extent of the cash flow on the underlying instruments.

Structured Investments may be of a class that is subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated Structured Investments. Structured Investments are typically sold in private placement transactions, and there currently is no active trading market for Structured Investments. To the extent such investments are illiquid, they will be subject to a fund's restriction on investments in illiquid securities.

U.S. TREASURY ROLLS

Some of the underlying funds may enter into "U.S. Treasury rolls" in which the fund sells outstanding U.S. Treasury securities and buys back "when-issued" U.S. Treasury securities of slightly longer maturity for simultaneous settlement on the settlement date of the "when-issued" U.S. Treasury security. During the period prior to settlement date, the fund continues to earn interest on the securities it is selling. It does not earn interest on the securities that it is purchasing until after settlement date.

With respect to these transactions, the fund could suffer an opportunity loss if the counterparty to the roll failed to perform its obligations on settlement date, and if market conditions changed adversely. The fund intends, however, to enter into U.S. Treasury rolls only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System.

LOANS OF PORTFOLIO SECURITIES

To generate additional income, each of the underlying funds (except Franklin U.S. Government Securities Fund) may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed 10% of the value of each of Franklin Short-Intermediate U.S. Government Securities Fund's, Franklin Growth and Income Fund's, Franklin Growth Fund's, Franklin Real Estate Securities Fund's, Franklin Utilities Fund's, Franklin's AGE High Income Fund's and Franklin Gold and Precious Metals Fund's total assets, 20% of Franklin Small Cap Growth Fund I and IIs' total assets, 25% of Franklin Value Fund's total assets, 30% of Franklin Global Government Income Fund's and Franklin Templeton Hard Currency Fund's total assets, 33% of Franklin Natural Resources Fund's total assets and, 33 1/3% of Franklin Bond Fund's, Franklin Technology Fund's, Templeton International Fund's, Templeton Pacific Growth Fund's, Templeton Foreign Smaller Companies Fund's, Templeton Latin America Fund's, Templeton Global Bond Fund's, Franklin Aggressive Growth Fund's, Franklin Large Cap Growth Fund's and Templeton Developing Markets Trust's total assets; all at the time of the most recent loan. Mutual Shares Fund, Mutual Discovery Fund and Mutual European Fund intend to limit such lending to 5% of their respective total assets at the time of the most recent loan.

For each loan, the borrower must maintain with the fund's custodian collateral with an initial market value of at least 100% of the market value of the loaned securities.

Each underlying fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The fund also continues to receive any distributions paid on the loaned securities. The fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. Each fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's Board of Directors or Trustees, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

Templeton Developing Markets Trust, Templeton International Fund and Templeton Latin America Fund retain the right to terminate their loans at any time and obtain the return of the securities loaned within five business days.

ILLIQUID SECURITIES

Generally, an "illiquid security" is any security that cannot be disposed of promptly (e.g., within seven days) and in the ordinary course of business at approximately the amount at which the fund has valued the instrument. Subject to this limitation, the boards have authorized certain underlying funds to invest in certain restricted securities where such investment is consistent with the fund's investment goals and has authorized such securities to be considered liquid to the extent the investment manager determines that there is a liquid institutional or other market for such securities, such as restricted securities that may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the 1933 Act, as amended, and for which a liquid institutional market has developed. The fund boards will review periodically any determination by the investment manager to treat a restricted security as liquid, including the investment manager's assessment of current trading activity and the availability of reliable price information. Restricted securities involve certain risks, including the risk that a secondary market may not exist when a holder wants to sell them. In addition, the price and valuation of these securities may reflect a discount because they are perceived as having less liquidity than the same securities that are not restricted. If a fund suddenly has to sell restricted securities, time constraints or lack of interested, qualified buyers may prevent the fund from receiving the value at which the securities are carried on the books of the fund at the time of the sale. Alternatively, the investment manager may sell unrestricted securities it might have retained if the fund had only held unrestricted securities.

BORROWING

As a fundamental investment restriction, the underlying funds (except Franklin Value Fund, Mutual Shares Fund, Mutual Discovery Fund, Mutual European Fund, Templeton Developing Markets Trust, Templeton Global Bond Fund, Templeton International Fund and Templeton Latin America Fund) may not borrow money, except for temporary or emergency purposes up to the following amounts: Franklin Growth and Income Fund, Franklin Growth Fund, Franklin Utilities Fund, Franklin Short-Intermediate U.S. Government Securities Fund, Franklin U.S. Government Securities Fund, Franklin's AGE High Income Fund, Franklin Gold and Precious Metals Fund - 5% of total assets; Templeton Foreign Smaller Companies Fund and Templeton Foreign Fund - 5% of total assets for purposes of redeeming their shares for cancellation; Franklin Small Cap Growth Fund I, Franklin Real Estate Securities Fund, Templeton Pacific Growth Fund, Templeton Foreign Smaller Companies Fund - 10% of total assets; Franklin Global Government Income Fund and Franklin Bond Fund - 30% of total assets; Franklin Natural Resources Fund - 33% of total assets; and Franklin Templeton Hard Currency Fund and Franklin Small Cap Growth Fund II - 33 1/3% of total assets.

Franklin Aggressive Growth Fund, Franklin Large Cap Growth Fund, Franklin Value Fund, Templeton Developing Markets Trust, Templeton International Fund and Templeton Latin America Fund may borrow money in an amount not exceeding 33 1/3% of their net assets; Templeton Global Bond Fund may borrow money in an amount not exceeding 30% of its assets (however, the fund's board of trustees has adopted a policy of limiting the fund's borrowing to 5% of its net assets to increase holdings of portfolio securities); and Mutual Shares Fund, Mutual Discovery Fund and Mutual European Fund may borrow up to 33 1/3% of their assets (plus 5% for emergency or short-term purposes).

OFFICERS AND TRUSTEES
------------------------------------------------------------------------------

The Franklin Templeton Fund Allocator Series (the Trust) has a board of trustees. The board is responsible for the overall management of the Trust, including general supervision and review of each Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The board also monitors each Fund to ensure no material conflicts exist among share classes. While none is expected, the board will act appropriately to resolve any material conflict that may arise.

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, and principal occupations during the past five years are shown below.

Frank H. Abbott, III (79)
1045 Sansome Street, San Francisco, CA 94111
TRUSTEE

President and Director, Abbott Corporation (an investment company); director or trustee, as the case may be, of 29 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) (until 1996) and Vacu-Dry Co. (food processing) (until 1996).

Harris J. Ashton (68)
191 Clapboard Ridge Road, Greenwich, CT 06830
TRUSTEE

Director, RBC Holdings, Inc. (bank holding company) and Bar-S Foods (meat packing company); director or trustee, as the case may be, of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

S. Joseph Fortunato (68)
Park Avenue at Morris County, P.O. Box 1945
Morristown, NJ 07962-1945
TRUSTEE

Member of the law firm of Pitney, Hardin, Kipp & Szuch; and director or trustee, as the case may be, of 50 of the investment companies in Franklin Templeton Investments.

Edith E. Holiday (48)
3239 38th Street, N.W., Washington, DC 20016
TRUSTEE

Director, Amerada Hess Corporation (exploration and refining of oil and gas) (1993-present), Hercules Incorporated (chemicals, fibers and resins) (1993-present), Beverly Enterprises, Inc. (health care) (1995-present), H.J. Heinz Company (processed foods and allied products) (1994-present) and RTI International Metals, Inc. (manufacture and distribution of titanium) (July 1999-present); director or trustee, as the case may be, of 28 of the investment companies in Franklin Templeton Investments; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993), General Counsel to the United States Treasury Department (1989-1990), and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

*Charles B. Johnson (67)
777 Mariners Island Blvd., San Mateo, CA 94404
CHAIRMAN OF THE BOARD AND TRUSTEE

Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and Franklin Templeton Services, Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.

*Rupert H. Johnson, Jr. (60)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND TRUSTEE

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc., Franklin Investment Advisory Services, Inc. and Franklin/Templeton Investor Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 52 of the investment companies in Franklin Templeton Investments.

Frank W.T. LaHaye (71)
20833 Stevens Creek Blvd., Suite 102, Cupertino, CA 95014
TRUSTEE

Chairman, Peregrine Venture Management Company (venture capital); Director, The California Center for Land Recycling (redevelopment); director or trustee, as the case may be, of 29 of the investment companies in Franklin Templeton Investments; and FORMERLY, General Partner, Miller & LaHaye and Peregrine Associates, the general partners of Peregrine Venture funds.

Gordon S. Macklin (72)
8212 Burning Tree Road, Bethesda, MD 20817
TRUSTEE

Director, Martek Biosciences Corporation, WorldCom, Inc. (communications services), MedImmune, Inc. (biotechnology), Overstock.com (internet services), White Mountains Insurance Group, Ltd. (holding company) and Spacehab, Inc. (aerospace services); director or trustee, as the case may be, of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chairman, White River Corporation (financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992), and President, National Association of Securities Dealers, Inc. (until 1987).

Harmon E. Burns (55)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc., Franklin/Templeton Investor Services, Inc. and Franklin Templeton Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 52 of the investment companies in Franklin Templeton Investments.

Martin L. Flanagan (40)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Executive Vice President and Director, Franklin/Templeton Investor Services, Inc.; President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Executive Vice President, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman and Director, Franklin Templeton Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 52 of the investment companies in Franklin Templeton Investments.

David P. Goss (53)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Associate General Counsel, Franklin Templeton Investments; President, Chief Executive Officer and Director, Franklin Select Realty Trust, Property Resources, Inc., Property Resources Equity Trust, Franklin Real Estate Management, Inc. and Franklin Properties, Inc.; officer and director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Franklin Real Estate Income Fund and Franklin Advantage Real Estate Income Fund (until 1996).

Barbara J. Green (53)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Vice President and Deputy General Counsel, Franklin Resources, Inc.; Senior Vice President, Templeton Worldwide, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995), Attorney, Rogers & Wells (until 1986), and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).

Charles E. Johnson (44)
777 Mariners Island Blvd., San Mateo, CA 94404
PRESIDENT

President, Member - Office of the President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Advisers, Inc.; Director, Templeton Investment Counsel, Inc.; Chairman of the Board and President, Franklin Investment Advisory Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 33 of the investment companies in Franklin Templeton Investments.

Edward V. McVey (63)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Senior Vice President, Franklin Templeton Distributors, Inc.; officer of one of the other subsidiaries of Franklin Resources, Inc. and of 30 of the investment companies in Franklin Templeton Investments.

Kimberley Monasterio (36)
777 Mariners Island Blvd., San Mateo, CA 94404
TREASURER AND PRINCIPAL ACCOUNTING OFFICER

Senior Vice President, Franklin Templeton Services, Inc.; and officer of 34 of the investment companies in Franklin Templeton Investments.

Murray L. Simpson (63)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until January 2000) and Director, Templeton Asset Management Ltd. (until 1999).

*This board member is considered an "interested person" under federal securities laws.
Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

The Trust pays noninterested board members $130 per quarter plus $110 per meeting attended. Board members who serve on the audit committee of the Trust and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Trust. Members of a committee are not compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The fees payable to noninterested board members by the Trust are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within Franklin Templeton Investments. The following table provides the total fees paid to noninterested board members by the Trust and by Franklin Templeton Investments.

                                         TOTAL FEES            NUMBER OF
                                        RECEIVED FROM           BOARDS
                     TOTAL FEES           FRANKLIN            IN FRANKLIN
                    RECEIVED FROM        TEMPLETONS            TEMPLETON
                    THE TRUST/1          INVESTMENTS/2         ON WHICH
NAME                   (%)                   (%)              EACH SERVES/3
--------------------------------------------------------------------------------
Frank H. Abbott III    736                  156,060                29
Harris J. Ashton       874                  224,465                48
S. Joseph Fortunato    822                  224,538                50
Edith E. Holiday     1,070                  164,065                28
Frank W.T. LaHaye      846                  156,060                29
Gordon S. Macklin      874                  224,465                48

1. For the fiscal year ended July 31, 2000.
2. For the calendar year ended December 31, 1999.
3. We base the number of boards on the number of registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or funds within each investment company for which the board members are responsible. Franklin Templeton Investments currently includes 52 registered investment companies, with approximately 156 U.S. based funds or series.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Funds or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

INVESTMENT ADVISORY,
ASSET ALLOCATION AND OTHER SERVICES
------------------------------------------------------------------------------

INVESTMENT MANAGER AND SERVICES PROVIDED Each Fund's investment manager is Franklin Advisers, Inc. The manager is a wholly owned subsidiary of Franklin Resources, Inc. (Resources), a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Pursuant to the investment advisory and asset allocation agreement with the Funds, the manager will determine how each Fund's assets will be invested pursuant to the investment goal and policies of the Fund. The manager will determine (a) the percentage range of assets of any Fund that may be invested in U.S. and foreign equity, fixed income, and money market securities, (b) the underlying Franklin Templeton funds in which the Funds may invest, and (c) the percentage of assets that may be invested by each Fund in any one underlying Franklin Templeton fund. To the extent that the Funds invest directly in securities and engage directly in various investment practices, the manager provides investment research and portfolio management services, including the selection of securities for each Fund to buy, hold or sell. The manager also selects the brokers who execute the Funds' portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect each Fund, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of each Fund. Similarly, with respect to each Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Funds or other funds it manages.

Each Fund, its manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for a Fund or that are currently held by a Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of a Fund, its manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the U.S. Securities and Exchange Commission (SEC).

ASSET ALLOCATION FEES The manager receives no fees from the Funds for the services provided under the investment advisory and administrative services agreement, except for the asset allocation services, which are provided to each Fund for a monthly fee equivalent to an annual rate of 0.25% of the average daily net assets of each Fund. The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of the Fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended July 31, each Fund paid the following asset allocation fees:

                                      ASSET ALLOCATION SERVICES FEES PAID ($)
                                      ------------------------------------------
                                        2000              1999             1998
--------------------------------------------------------------------------------
Conservative Target Fund/1             54,096            41,900                0
Moderate Target Fund/2                146,487           121,408           18,841
Growth Target Fund/3                  195,504            77,012            5,952

1. For the fiscal years ended July 31, 2000, 1999 and 1998, asset allocation fees, before any advance waiver, totaled $69,851, $63,967 and $31,017, respectively for the Conservative Target Fund. Under an agreement by the manager to limit its fees, the funds paid the asset allocation fees shown.
2. For the fiscal years ended July 31, 2000, 1999 and 1998, asset allocation fees, before any advance waiver, totaled $163,954, $124,983 and $62,386, respectively for the Moderate Target Fund. Under an agreement by the manager to limit its fees, the Funds paid the asset allocation fees shown.
3. For the fiscal years ended July 31, 2000, 1999 and 1998, asset allocation fees, before any advance waiver, totaled $214,552, $141,910 and $76,453, respectively for the Growth Target Fund. Under an agreement by the manager to limit its fees, the Funds paid the asset allocation fees shown.

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, Inc. (FT Services) has an agreement with each Fund to provide certain administrative services and facilities for each Fund. FT Services is wholly owned by Resources and is an affiliate of the Funds' manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin/Templeton Investor Services, Inc. (Investor Services) is each Fund's shareholder servicing agent and acts as each Fund's transfer agent and dividend-paying agent. Investor Services is located at 777 Mariners Island Blvd., San Mateo, CA 94404. Please send all correspondence to Investor Services to P.O. Box 997151, Sacramento, CA 95899-9983.

For its services, Investor Services receives a fixed fee per account. Each Fund also will reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the Fund. The amount of reimbursements for these services per benefit plan participant Fund account per year will not exceed the per account fee payable by the Fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN Investor Services, as the transfer agent for the underlying funds, effectively acts as the Funds' custodian and holds the Funds' shares of the underlying funds on its books. Bank of New York, Mutual Funds Division,90 Washington Street, New York, NY 10286, acts as custodian of the funds' cash, pending investment in shares of the underlying funds.

AUDITOR PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, is the Funds' independent auditor. The auditor gives an opinion on the financial statements included in the Funds' Annual Report to Shareholders and reviews the Funds' registration statement filed with the SEC.

PORTFOLIO TRANSACTIONS
------------------------------------------------------------------------------

Orders for the purchase and sale of shares of the underlying Franklin Templeton funds will be placed directly with Franklin Templeton Distributors, Inc. (Distributors), which also acts as principal underwriter for shares of the underlying Franklin Templeton funds. The following discussion addresses circumstances where a fund directly purchases securities or engages in certain investment strategies.

The manager selects brokers and dealers to execute the Funds' portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.

When placing a portfolio transaction in circumstances where the fund purchases securities directly and not through the underlying Franklin Templeton funds, the manager seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The manager will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the manager, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The manager may pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Funds. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Funds' officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, also may be considered a factor in the selection of broker-dealers to execute the Funds' portfolio transactions.

Because Distributors is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the Funds tender portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Funds, any portfolio securities tendered by the Funds will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Funds and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Funds are concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Funds.

During the last three fiscal years ended July 31, the Funds paid the following brokerage commissions:

                                                 BROKERAGE COMMISSIONS ($)
                                         ---------------------------------------
                                               2000        1999         1998
--------------------------------------------------------------------------------
Conservative Target Fund                        92          15            0
Moderate Target Fund                           200          30            0
Growth Target Fund                             244          30            0

As of July 31, 2000, the Funds did not own securities of their regular broker-dealers.

DISTRIBUTIONS AND TAXES
------------------------------------------------------------------------------

The underlying Franklin Templeton Funds calculate dividends and capital gains the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) fees of each class. Distributions are subject to approval by the board. The Funds do not pay "interest" or guarantee any fixed rate of return on an investment in their shares.

DISTRIBUTIONS OF NET INVESTMENT INCOME Each Fund earns income and gains on its investments in the underlying Franklin Templeton funds. The underlying Franklin Templeton funds receive income generally in the form of dividends, interest and other income on their investments. The ordinary dividend income received from the underlying Franklin Templeton funds, less expenses incurred in the operation of a Fund, constitutes a Fund's net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS The underlying Franklin Templeton funds may derive capital gains and losses in connection with sales or other dispositions of their portfolio securities. These capital gains are distributed to a Fund as capital gain distributions. A Fund may also derive capital gains and losses in connection with sales or other dispositions of shares in the underlying Franklin Templeton funds. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains, including capital gain distributions received from the underlying Franklin Templeton funds, will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund. Any net capital gains realized by a Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on a Fund.

Beginning in the year 2001 for shareholders in the 15% federal income tax bracket (or in the year 2006 for shareholders in the 28% or higher bracket), capital gain distributions from a Fund's sale of securities held for more than five years may be subject to a reduced tax rate.

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the underlying Franklin Templeton funds. When these gains are distributed to a Fund and subsequently are distributed to you, they will be treated as ordinary income. Similarly, foreign exchange losses realized by the underlying Franklin Templeton funds on the sale of debt securities generally are treated as ordinary losses by the underlying Franklin Templeton funds. Any losses will reduce an underlying Franklin Templeton fund's ordinary income otherwise available for distribution to a Fund, and, in turn, a Fund's ordinary income otherwise available for distribution to you. This treatment may cause some or all of a Fund's previously distributed income to be classified as a return of capital.

An underlying Franklin Templeton fund may also be subject to foreign withholding taxes on income from certain of its foreign securities. These taxes will decrease the amount of income available for distribution to a Fund, and, in turn, could reduce ordinary income distributions to you.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS Each Fund will inform you of the amount of your ordinary income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held your Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the Code). Each Fund has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, a Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of a Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF FUND SHARES Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of a different Franklin Templeton fund, the IRS will require that you report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares.

Beginning in the year 2001 for shareholders in the 15% federal income tax bracket (or in the year 2006 for shareholders in the 28% or higher bracket), gain from the sale of Fund shares held for more than five years may be subject to a reduced tax rate.

Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund on those shares. All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

DEFERRAL OF BASIS If you redeem some or all of your shares in a Fund, and then reinvest the sales proceeds in the Fund or in another Franklin Templeton fund within 90 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. The IRS will require you to report any gain or loss on the redemption of your original shares in the Fund. In doing so, all or a portion of the sales charge that you paid for your original shares in the Fund will be excluded from your tax basis in the shares sold (for the purpose of determining gain or loss upon the sale of such shares). The portion of the sales charge excluded will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment.

U.S. GOVERNMENT SECURITIES States grant tax-free status to dividends paid to you from interest earned on certain U.S. government securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund. It is anticipated, however, that no portion of a Fund's distributions to you will qualify for exemption from state and local income tax as dividends paid from interest earned on direct obligations of the U.S. government. Even if the underlying Franklin Templeton funds invest in direct obligations of the U.S. government, a Fund does so only indirectly by investing in the underlying Franklin Templeton funds.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS If you are a corporate shareholder, you should note that only a small percentage of the dividends paid by a Fund may qualify for the dividends-received deduction. The amount so qualified depends upon the aggregate amount of dividends received by the underlying Franklin Templeton funds from domestic (U.S.) corporations. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by a Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

INVESTMENT IN COMPLEX SECURITIES The underlying Franklin Templeton funds may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could have the following effects:

o They could determine whether gains and losses recognized by the underlying Franklin Templeton funds are treated as ordinary income or capital gain,

o They could accelerate the recognition of income to the underlying Franklin Templeton fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions),

o They could defer the underlying Franklin Templeton fund's ability to recognize losses, and

o They could, in limited cases, subject the underlying Franklin Templeton fund to U.S. federal income tax on income from certain foreign securities.

These rules may affect the amount, timing or character of the income distributed to a Fund by the underlying Franklin Templeton funds. In turn, they may affect the amount, timing or character of the income distributed to you by a Fund.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
------------------------------------------------------------------------------

The Funds are non-diversified series of Franklin Templeton Fund Allocator Series, an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Delaware business trust on October 2, 1995, and is registered with the SEC.

Each Fund currently offers two classes of shares, Class A and Class C. The Funds may offer additional classes of shares in the future. The full title of each class is:

o    Franklin Templeton Conservative Target Fund - Class A
o    Franklin Templeton Conservative Target Fund - Class C
o    Franklin Templeton Moderate Target Fund - Class A
o    Franklin Templeton Moderate Target Fund - Class C
o    Franklin Templeton Growth Target Fund - Class A
o    Franklin Templeton Growth Target Fund - Class C

Shares of each class represent proportionate interests in each Fund's assets. On matters that affect each Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series may be offered in the future.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.

As of November 2, 2000, the principal shareholders of the Funds, beneficial or of record, were:

NAME AND ADDRESS                  SHARE CLASS   PERCENTAGE (%)
----------------------------------------------------------------
CONSERVATIVE TARGET FUND

FTB&T TTEE for ValuSelect           Class A         9.281
WL Hailey & Company Inc.
P.O. Box 2438
Rancho Cordova, CA 95741-2438

FTB&T TTEE for ValuSelect           Class A         6.074
Central Parking System
P.O. Box 2438
Rancho Cordova, CA 95741-2438

FTB&T TTEE for ValuSelect           Class A         6.004
Robbins Manufacturing CO
P.O. Box 2438
Rancho Cordova, CA 95741-2438

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

As of November 2, 2000, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each Fund class. The board members may own shares in other funds in Franklin Templeton Investments.

BUYING AND SELLING SHARES
------------------------------------------------------------------------------

The Funds continuously offer their shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with a Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of a Fund may be required by state law to register as securities dealers.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of a Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Funds must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to a Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

INITIAL SALES CHARGES The maximum initial sales charge is 5.75% for Class A and 1% for Class C.

The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases. Franklin Templeton funds include the U.S. registered mutual funds in Franklin Templeton Investments except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund, Inc.

CUMULATIVE QUANTITY DISCOUNT. For purposes of calculating the sales charge on Class A shares, you may combine the amount of your current purchase with the cost or current value, whichever is higher, of your existing shares in Franklin Templeton funds. You also may combine the shares of your spouse, children under the age of 21 or grandchildren under the age of 21. If you are the sole owner of a company, you also may add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in Franklin Templeton funds to determine the sales charge that applies.

LETTER OF INTENT (LOI). You may buy Class A shares at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:

o You authorize Distributors to reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with a Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. Any Class A purchases you made within 90 days before you filed your LOI also may qualify for a retroactive reduction in the sales charge. If you file your LOI with a Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in Franklin Templeton funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

For LOIs filed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in Franklin Templeton funds under the LOI. These plans are not subject to the requirement to reserve 5% of the total intended purchase or to the policy on upward adjustments in sales charges described above, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the LOI.

GROUP PURCHASES. If you are a member of a qualified group, you may buy Class A shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o    Was formed at least six months ago,

o    Has a purpose other than buying Fund shares at a discount,

o    Has more than 10 members,

o    Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to a Fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

A qualified group generally does not include a 403(b) plan that only allows salary deferral contributions, although any such plan that purchased a Fund's Class A shares at a reduced sales charge under the group purchase privilege before February 1, 1998, may continue to do so.

WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by investors who reinvest within 365 days:

o Dividend and capital gain distributions from any Franklin Templeton fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the Funds before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton fund who may reinvest their distributions in the Fund's Class A shares. This waiver category also applies to Class C shares.

o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.

o Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

     If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

o Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

     If you paid a CDSC when you redeemed your Class A shares from a Templeton Global Strategy Fund, a new CDSC will apply to your purchase of Fund shares and the CDSC holding period will begin again. We will, however, credit your Fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

     If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

o Distributions from an existing retirement plan invested in Franklin Templeton funds

WAIVERS FOR CERTAIN INVESTORS. Class A shares also may be purchased without an initial sales charge or CDSC by various individuals and institutions due to anticipated economies in sales efforts and expenses, including:

o Trust companies and bank trust departments investing assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We may accept orders for these accounts by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

o Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Funds are a legally permissible investment and that can only buy Fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in a Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.

o Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

o Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer

o Officers, trustees, directors and full-time employees of Franklin Templeton Investments, and their family members, consistent with our then-current policies

o Any investor who is currently a Class Z shareholder of Franklin Mutual Series Fund Inc. (Mutual Series), or who is a former Mutual Series Class Z shareholder who had an account in any Mutual Series fund on October 31, 1996, or who sold his or her shares of Mutual Series Class Z within the past 365 days

o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

o    Accounts managed by Franklin Templeton Investments

o Certain unit investment trusts and their holders reinvesting distributions from the trusts

o    Group annuity separate accounts offered to retirement plans

o Chilean retirement plans that meet the requirements described under "Retirement plans" below

In addition, Class C shares may be purchased without an initial sales charge by any investor who buys Class C shares through an omnibus account with Merrill Lynch Pierce Fenner & Smith, Inc. A CDSC may apply, however, if the shares are sold within 18 months of purchase.

RETIREMENT PLANS. Retirement plans sponsored by an employer (i) with at least 100 employees, or (ii) with retirement plan assets of $1 million or more, or
(iii) that agrees to invest at least $500,000 in Franklin Templeton funds over a 13 month period may buy Class A shares without an initial sales charge. Retirement plans that are not qualified retirement plans (employer sponsored pension or profit-sharing plans that qualify under section 401 of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans), SIMPLEs (savings incentive match plans for employees) or SEPs (employer sponsored simplified employee pension plans established under section 408(k) of the Internal Revenue Code) must also meet the group purchase requirements described above to be able to buy Class A shares without an initial sales charge. We may enter into a special arrangement with a securities dealer, based on criteria established by the Funds, to add together certain small qualified retirement plan accounts for the purpose of meeting these requirements.

For retirement plan accounts opened on or after May 1, 1997, a CDSC may apply if the retirement plan is transferred out of Franklin Templeton funds or terminated within 365 days of the retirement plan account's initial purchase in Franklin Templeton funds.

SALES IN TAIWAN. Under agreements with certain banks in Taiwan, Republic of China, the Funds' shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

The Funds' Class A shares may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class A shares may be offered with the following schedule of sales charges:

SIZE OF PURCHASE - U.S. DOLLARS                SALES CHARGE (%)
----------------------------------------------------------------------
Under $30,000                                  3.0
$30,000 but less than $50,000                  2.5
$50,000 but less than $100,000                 2.0
$100,000 but less than $200,000                1.5
$200,000 but less than $400,000                1.0
$400,000 or more                                 0

DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Funds' prospectus.

Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 1% on sales of $1 million to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.

These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors or one of its affiliates may pay up to 1%, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares by certain retirement plans without an initial sales charge. These payments may be made in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.

In addition to the payments above, Distributors and/or its affiliates may provide financial support to securities dealers that sell shares of Franklin Templeton Investments. This support is based primarily on the amount of sales of fund shares and/or total assets with Franklin Templeton Investments. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in Franklin Templeton Investments; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to Franklin Templeton Investments . Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

CONTINGENT DEFERRED SALES CHARGE (CDSC) If you invest $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any shares you sell within 12 months of purchase. For Class C shares, a CDSC may apply if you sell your shares within 18 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less.

Certain retirement plan accounts opened on or after May 1, 1997, and that qualify to buy Class A shares without an initial sales charge also may be subject to a CDSC if the retirement plan is transferred out of Franklin Templeton funds or terminated within 365 days of the account's initial purchase in Franklin Templeton funds.

CDSC WAIVERS. The CDSC for any share class generally will be waived for:

o    Account fees

o Sales of Class A shares purchased without an initial sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or (ii) the securities dealer of record received a payment from Distributors of 0.25% or less, or (iii) Distributors did not make any payment in connection with the purchase, or (iv) the securities dealer of record has entered into a supplemental agreement with Distributors

o Redemptions of Class A shares by investors who purchased $1 million or more without an initial sales charge if the securities dealer of record waived its commission in connection with the purchase

o Redemptions by a Fund when an account falls below the minimum required account size

o    Redemptions following the death of the shareholder or beneficial owner

o Redemptions through a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

o Redemptions by an employee benefit plan: (i) that is a customer of Franklin Templeton Defined Contribution Services; and/or (ii) whose assets are held by Franklin Templeton Bank & Trust as trustee or custodian

o Distributions from individual retirement accounts (IRAs) due to death or disability or upon periodic distributions based on life expectancy

o Returns of excess contributions (and earnings, if applicable) from retirement plan accounts

o Participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment goal exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. A Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the U.S. Securities and Exchange Commission (SEC). In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of a Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to a Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to a Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither a Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The Funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Funds are not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the Funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

Franklin Templeton Investor Services, Inc. (Investor Services) may pay certain financial institutions that maintain omnibus accounts with the Funds on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Funds may reimburse Investor Services an amount not to exceed the per account fee that the Funds normally pay Investor Services. These financial institutions also may charge a fee for their services directly to their clients.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Funds, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Funds' investment minimums apply to each sub-account. The Funds will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Funds. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to a Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to a Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus.

In the event of disputes involving multiple claims of ownership or authority to control your account, each Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.

PRICING SHARES
------------------------------------------------------------------------------

When you buy shares, you pay the offering price. The offering price is the net asset value (NAV) per share plus any applicable sales charge, calculated to two decimal places using standard rounding criteria. When you sell shares, you receive the NAV minus any applicable CDSC.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

Each Fund calculates the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). The Funds do not calculate the NAV on days the New York Stock Exchange
(NYSE) is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, each Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, each Fund values those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. Each Fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, each Fund values them according to the broadest and most representative market as determined by the manager.

Each Fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option the Fund holds is its last sale price on the relevant exchange before the Fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the Fund values options within the range of the current closing bid and ask prices if the Fund believes the valuation fairly reflects the contract's market value.

Each Fund determines the value of a foreign security as of the close of trading on the foreign exchange on which the security is traded or as of the close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the foreign security is valued within the range of the most recent quoted bid and ask prices. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the NAV. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, the Funds may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
------------------------------------------------------------------------------

Distributors acts as the principal underwriter in the continuous public offering of the Funds' shares. Distributors is located at 777 Mariners Island Blvd., San Mateo, CA 94404.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Funds pay the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the Funds' shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended July 31:

                                                                 AMOUNT RECEIVED
                                                                  IN CONNECTION
                                                                     WITH
                                 TOTAL           AMOUNT            REDEMPTIONS
                              COMMISSIONS      RETAINED BY            AND
                               RECEIVED        DISTRIBUTORS        REPURCHASES
                                 ($)               ($)                ($)
 -------------------------------------------------------------------------------
 2000

 Conservative Target Fund        60,338             4,537               6,826
 Moderate Target Fund           146,673             8,511               9,865
 Growth Target Fund             295,514            25,218               8,331

 1999

 Conservative Target Fund        71,945             5,701              10,752
 Moderate Target Fund           200,020            10,886              18,508
 Growth Target Fund             275,906            26,215              23,089

 1998

 Conservative Target Fund       149,891             7,184               3,273
 Moderate Target Fund           313,481            15,897               5,498
 Growth Target Fund             402,330            24,771               9,605

Distributors may be entitled to payments from the Funds under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the Funds for acting as underwriter.

DISTRIBUTION AND SERVICE (12B-1) FEES The board has adopted a separate plan pursuant to Rule 12b-1 for each class. Although the plans differ in some ways for each class, each plan is designed to benefit the Funds and their shareholders. The plans are expected to, among other things, increase advertising of the Funds, encourage sales of the Funds and service to their shareholders, and increase or maintain assets of the Funds so that certain fixed expenses may be spread over a broader asset base, resulting in lower per share expense ratios. In addition, a positive cash flow into the Funds is useful in managing the Funds because the manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under each plan, the Funds pay Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Funds, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); the expenses of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements; and a prorated portion of Distributors' overhead expenses related to these activities. Together, these expenses, including the service fees, are "eligible expenses." The 12b-1 fees charged to each class are based only on the fees attributable to that particular class.

THE CLASS A PLAN. Each Fund may pay up to 0.25% per year of Class A's average daily net assets.

The Class A plan is a reimbursement plan. It allows the Funds to reimburse Distributors for eligible expenses that Distributors has sh own it has incurred. The Funds will not reimburse more than the maximum amount allowed under the plan. Any unreimbursed expenses from one year may not be carried over to or reimbursed in later years.

For the fiscal year ended July 31, 2000, the amounts paid by the Funds pursuant to the plan were:

                                        CONSERVATIVE    MODERATE       GROWTH
                                        TARGET FUND    TARGET FUND   TARGET FUND
                                          ($)            ($)           ($)
--------------------------------------------------------------------------------
Advertising                               3,016         11,132       15,986
Printing and mailing
 prospectuses other than                  2,845          2,795        3,647
 to current shareholders                  2,333          4,181        9,575
Payments to underwriters                 28,298         57,913       91,256
Payments to broker-dealers                4,910         12,869       18,371
Other                                  -----------------------------------------
Total                                    41,402         88,890      138,835
                                       =========================================


THE CLASS C PLAN. Each Fund pays Distributors up to 0.75% per year of the class's average daily net assets, out of which 0.25% may be paid for services to the shareholders (service fees). The Class C plan also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class C shares.

The Class C plan is a compensation plan. It allows the Funds to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. The Funds will not pay more than the maximum amount allowed under the plan.

Under the Class C plan, the amounts paid by the Funds pursuant to the plan for the fiscal year ended July 31, 2000, were:

                                        CONSERVATIVE    MODERATE      GROWTH
                                        TARGET FUND   TARGET FUND   TARGET FUND
                                            ($)          ($)           ($)
--------------------------------------------------------------------------------
Advertising                               2,158         4,725        5,162
Printing and mailing prospectuses
  other than to current shareholders      1,791         1,623        1,478
Payments to underwriters                  1,202         1,342        3,169
Payments to broker-dealers              113,305       284,786      282,095
Other                                     2,553         5,911        5,814
                                        ----------------------------------------
Total                                   121,009       298,387      297,718
                                        ========================================

THE CLASS A AND C PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Funds, the manager or Distributors or other parties on behalf of the Funds, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

PERFORMANCE
------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Funds be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return quotations used by the Funds are based on the standardized methods of computing performance mandated by the SEC. Performance figures reflect Rule 12b-1 fees from the date of the plan's implementation. An explanation of these and other methods used by the Funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

AVERAGE ANNUAL TOTAL RETURN Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

When considering the average annual total return quotations, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in a Fund. The average annual total returns for the indicated periods ended July 31, 2000, were:

                                                      SINCE
                                                    INCEPTION
                                       1 YEAR       (12/31/96)
CLASS A                                 (%)            (%)
--------------------------------------------------------------------------------
Conservative Target                  11.98             8.30
Moderate Target Fund                 20.41            10.65
Growth Target Fund                   30.60            13.58


                                                      SINCE
                                                    INCEPTION
                                    1 YEAR          (12/31/96)
CLASS C                               (%)              (%)
--------------------------------------------------------------------------------
Conservative Target Fund             15.69             8.89
Moderate Target Fund                 24.63            11.13
Growth Target Fund                   35.27            14.36


The following SEC formula was used to calculate these figures:

                                       n
                                 P(1+T)  = ERV

where:

P     =     a hypothetical initial payment of $1,000
T     =     average annual total return
n     =     number of years
ERV   =     ending redeemable value of a hypothetical $1,000
            payment made at the beginning of each period at the end of each period

CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended July 31, 2000, were:

                                                           SINCE
                                                         INCEPTION
                                     1 YEAR              (12/31/96)
CLASS A                               (%)                   (%)
--------------------------------------------------------------------------------
Conservative Target Fund             11.98                 33.02
Moderate Target Fund                 20.41                 43.69
Growth Target Fund                   30.60                 57.78


                                                          SINCE
                                                        INCEPTION
                                      1 YEAR            (12/31/96)
CLASS C                                (%)                 (%)
--------------------------------------------------------------------------------
Conservative Target Fund             15.69                 35.68
Moderate Target Fund                 24.63                 45.92
Growth Target Fund                   35.27                 61.71


VOLATILITY Occasionally statistics may be used to show the Funds' volatility or risk. Measures of volatility or risk are generally used to compare the Funds' net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS The Funds also may quote the performance of shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Sales literature referring to the use of the Funds as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

Each Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Franklin Resources, Inc. is the parent company of the advisors and underwriter of Franklin Templeton funds.

COMPARISONS To help you better evaluate how an investment in the Funds may satisfy your investment goal, advertisements and other materials about the Funds may discuss certain measures of Fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

o Dow Jones(R) Composite Average and its component averages - a price-weighted average of 65 stocks that trade on the New York Stock Exchange. The average is a combination of the Dow Jones Industrial Average (30 blue-chip stocks that are generally leaders in their industry), the Dow Jones Transportation Average (20 transportation stocks), and the Dow Jones Utilities Average (15 utility stocks involved in the production of electrical energy).

o Standard & Poor's(R) 500 Stock Index or its component indices - a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

o The New York Stock Exchange composite or component indices - an unmanaged index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

o Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

o Lipper - Mutual Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

o CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

o Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.

o Financial publications: The WALL STREET JOURNAL, and BUSINESS WEEK, CHANGING TIMES, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.

o Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

o Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates - historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

o Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

o Historical data supplied by the research departments of CS First Boston Corporation, the J.P. Morgan(R)companies, Salomon Smith Barney Inc., Merrill Lynch, Lehman Brothers(R)and Bloomberg(R)L.P.

o Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

o Salomon Smith Barney Broad Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate and mortgage bonds.

o Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.

o Lehman Brothers Municipal Bond Index or its component indices - measures yield, price and total return for the municipal bond market.

o Bond Buyer 20 Index - an index of municipal bond yields based upon yields of 20 general obligation bonds maturing in 20 years.

o Bond Buyer 40 Index - an index composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date, and average coupon rate can and have changed over time. The average maturity generally has been about 29-30 years.

o Salomon Smith Barney Composite High Yield Index or its component indices - measures yield, price and total return for the Long-Term High-Yield Index, Intermediate-Term High-Yield Index and Long-Term Utility High-Yield Index.

 (i) unmanaged indices so that you may compare a Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities market in general; (ii) other groups of mutual funds tracked by Lipper(R) Inc., a widely used independent research firm that ranks mutual funds by overall performance, investment goals and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

From time to time, the Funds and the manager also may refer to the following information:

o The manager's and its affiliates' market share of international equities managed in mutual funds prepared or published by Strategic Insight or a similar statistical organization.

o The performance of U.S. equity and debt markets relative to foreign markets prepared or published by Morgan Stanley Capital International or a similar financial organization.

o The capitalization of U.S. and foreign stock markets as prepared or published by the International Finance Corporation, Morgan Stanley Capital International or a similar financial organization.

o The geographic and industry distribution of the Funds' portfolio and the Funds' top ten holdings.

o The gross national product and populations, including age characteristics, literacy rates, foreign investment improvements due to a liberalization of securities laws and a reduction of foreign exchange controls, and improving communication technology, of various countries as published by various statistical organizations.

o To assist investors in understanding the different returns and risk characteristics of various investments, the Funds may show historical returns of various investments and published indices (e.g., Ibbotson Associates, Inc. Charts and Morgan Stanley Capital International EAFE(R) Index).

o The major industries located in various jurisdictions as published by the Morgan Stanley Index.

o Rankings by DALBAR Surveys, Inc. with respect to mutual fund shareholder services.

o Allegorical stories illustrating the importance of persistent long-term investing.

o A Fund's portfolio turnover rate and its ranking relative to industry standards as published by Lipper(R)Inc. or Morningstar, Inc.

o A description of the Templeton organization's investment management philosophy and approach, including its worldwide search for undervalued or "bargain" securities and its diversification by industry, nation and type of stocks or other securities.

o Comparison of the characteristics of various emerging markets, including population, financial and economic conditions.

o Quotations from the Templeton organization's founder, Sir John Templeton,* advocating the virtues of diversification and long-term investing.

* Sir John Templeton sold the Templeton organization to Franklin Resources, Inc. in October 1992 and resigned from the board on April 16, 1995. He is no longer involved with the investment management process.

From time to time, advertisements or information for the Funds may include a discussion of certain attributes or benefits to be derived from an investment in a Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information also may compare the Funds' performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in a Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in a Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that a Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
------------------------------------------------------------------------------

The Funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.

Each Fund is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services approximately 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, Franklin Templeton Investments has over $229 billion in assets under management for more than 5 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 107 U.S. based open-end investment companies to the public. Each Fund may identify itself by its Nasdaq symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the New York Stock Exchange. While many of them have similar investment goals, no two are exactly alike. Shares of the Funds are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.







                    FRANKLIN TEMPLETON FUND ALLOCATOR SERIES
                              FILE NOS. 811-7851 &
                                    333-13601

                                    FORM N-1A

                                     PART C
                                OTHER INFORMATION

ITEM 23.   EXHIBITS.

The following exhibits are incorporated by reference to the previously filed documents indicated below, except as noted:

      (a)  Agreement and Declaration of Trust

           (i) Agreement and Declaration of Trust of Franklin Templeton Fund Manager dated September 18, 1995
                Filing: Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: October 7, 1996

           (ii) Certificate of Amendment of Agreement and Declaration of Trust of Franklin Templeton Fund Manager dated September 17, 1996
                Filing: Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: October 7, 1996

           (iii)Certificate of Trust dated September 18, 1995
                Filing: Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: October 7, 1996

           (iv) Certificate of Amendment to the Certificate of Trust of Franklin Templeton Fund Manager dated September 17, 1996
                Filing: Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: October 7, 1996

      (b)  By-Laws

           (i)  By-Laws
                Filing: Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: October 7, 1996

      (c)  Instruments Defining Rights of Security Holders

           Not Applicable

      (d)  Investment Advisory Contracts

           (i) Investment Advisory and Asset Allocation Agreement between Registrant and Franklin Advisers, Inc. dated November 19, 1996
                Filing: Pre-Effective Amendment No. 2 to Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: December 27, 1996

      (e)  Underwriting Contracts

           (i)  Distribution Agreement between Registrant and
                Franklin/Templeton Distributors, Inc. dated November 19, 1996
                Filing: Pre-Effective Amendment No. 2 to Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: December 27, 1996

           (ii) Forms of Dealer Agreements between Franklin/Templeton Distributors, Inc. and Securities Dealers dated March 1, 1999
                Filing: Post-Effective Amendment No. 4 to Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: September 30, 1999

           (iii)Amendment of Distribution Agreement between Registrant and Franklin/Templeton Distributors, Inc. dated January 12, 1999
                Filing: Post-Effective Amendment No. 4 to Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: September 30, 1999

      (f)  Bonus or Profit Sharing Contracts

           Not Applicable

      (g)  Custodian Agreements

           (i) Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                Filing: Pre-Effective Amendment No. 2 to Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: December 27, 1996

           (ii) Terminal Link Agreement between Registrant and Bank of New York dated February 16, 1996
                Filing: Post-Effective Amendment No. 1 to Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: June 30, 1997

           (iii)Amendment dated August 30, 2000 to Exhibit A of the Master Custody Agreement between the Registrant and Bank of New York dated February 16, 1996

           (iv) Amendment to Master Custody Agreement between Registrant and Bank of New York dated May 7, 1997
                Filing: Post-Effective Amendment No. 3 to Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: September 21, 1998

           (v) Foreign Custody Manager Agreement between Registrant and Bank of New York made as of July 30, 1998, effective as of February 27, 1998
                Filing: Post-Effective Amendment No. 3 to Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: September 21, 1998

           (vi) Amendment dated August 30, 2000 to Schedule 1 of the Foreign Custody Manager Agreement dated February 27, 1998

           (vii)Amendment dated September 1, 2000, to Schedule 2 of the Foreign Custody Manager Agreement dated July 30, 1998

      (h)  Other Material Contracts

           (i) Administration Agreement between Registrant and Franklin Templeton Services, Inc. dated November 19, 1996
                Filing: Pre-Effective Amendment No. 2 to Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: December 27, 1996

      (i)  Legal Opinion

           (i)  Opinion and Consent of Counsel dated September 15, 1998
                Filing: Post-Effective Amendment No. 3 to
                Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: September 21, 1998

      (j)  Other Opinions

           (i)  Consent of Independent Auditors

      (k)  Omitted Financial Statements

           Not Applicable

      (l)  Initial Capital Agreements

           (i) Subscription Agreement between Registrant and Franklin Resources, Inc. dated December 19, 1996
                Filing: Pre-Effective Amendment No. 2 to Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: December 27, 1996

      (m)  Rule 12b-1 Plan

           (i) Class I Distribution Plan pursuant to Rule 12b-1 between Registrant and Franklin/Templeton Distributors, Inc. dated December 31, 1996
                Filing: Pre-Effective Amendment No. 2 to Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: December 27, 1996

           (ii) Class II Distribution Plan pursuant to Rule 12b-1 between Registrant and Franklin/Templeton Distributors, Inc. dated December 31, 1996
                Filing: Pre-Effective Amendment No. 2 to Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: December 27, 1996

      (o)  Rule 18f-3 Plan

           (i)  Multiple Class Plan dated November 19, 1996
                Filing: Post-Effective Amendment No. 1 to Registration Statement on Form N-1A
                File No. 333-13601
                Filing Date: June 30, 1997

      (p)  Code of Ethics

           (i) Code of Ethics

      (q)  Power of Attorney

           (i) Power of Attorney dated

ITEM 24.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
           REGISTRANT

           None

ITEM 25.   INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Please see the Declaration of Trust, By-Laws, Management Agreement and Distribution Agreements previously filed as exhibits and incorporated herein by reference.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

The officers and directors of the Registrant's manager also serve as officers and/or trustees for (1) Franklin Advisers, Inc.'s (Advisers) corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in Franklin Templeton Investments. In addition, Mr. Charles B. Johnson was formerly a director of General Host Corporation. For additional information please see Part B and Schedules A and D of Form ADV of Advisers (SEC File 801-26292), incorporated herein by reference, which sets forth the officers and directors of Advisers and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

ITEM 27.   PRINCIPAL UNDERWRITERS

(a) Franklin/Templeton Distributors, Inc. (Distributors), also acts as principal underwriter of shares of:

Franklin Asset Allocation Fund
Franklin California Tax-Free Income Fund, Inc.
Franklin California Tax-Free Trust
Franklin Custodian Funds, Inc.
Franklin Federal Money Fund
Franklin Federal Tax-Free Income Fund
Franklin Floating Rate Master Trust
Franklin Floating Rate Trust
Franklin Gold and Precious Metals Fund
Franklin Growth and Income Fund
Franklin High Income Trust
Franklin Investors Securities Trust
Franklin Managed Trust
Franklin Money Fund
Franklin Mutual Series Fund Inc.
Franklin Municipal Securities Trust
Franklin New York Tax-Free Income Fund
Franklin New York Tax-Free Trust
Franklin Real Estate Securities Trust
Franklin Strategic Mortgage Portfolio
Franklin Strategic Series
Franklin Tax-Exempt Money Fund
Franklin Tax-Free Trust
Franklin Templeton Global Trust
Franklin Templeton International Trust
Franklin Templeton Money Fund Trust
Franklin Value Investors Trust
Franklin Templeton Variable Insurance Products Trust
Institutional Fiduciary Trust

Templeton Capital Accumulator Fund, Inc.
Templeton Developing Markets Trust
Templeton Funds, Inc.
Templeton Global Investment Trust
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund, Inc.
Templeton Growth Fund, Inc.
Templeton Income Trust
Templeton Institutional Funds, Inc.

(b) The information required by this Item 27 with respect to each director and officer of Distributors is incorporated by reference to Part B of this Form N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 8-5889).

(c) Not Applicable. Registrant's principal underwriter is an affiliated person of an affiliated person of the Registrant.

ITEM 28.   LOCATION OF ACCOUNTS AND RECORDS

The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 are kept by the Fund or its shareholder services agent, Franklin/Templeton Investor Services, Inc., both of whose address is 777 Mariners Island Blvd., San Mateo, CA 94404.

ITEM 29.   MANAGEMENT SERVICES

There are no management-related service contracts not discussed in Part A or Part B.

ITEM 30.   UNDERTAKINGS

      Not Applicable



                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certified that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 29th day of November, 2000.

                                    FRANKLIN TEMPLETON FUND ALLOCATOR SERIES
                                    (Registrant)

                                    By:  /s/ DAVID P. GOSS
                                         -----------------
                                         David P. Goss
                                         Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

CHARLES B. JOHNSON*              Chairman of the Board and Trustee
Charles B. Johnson               Dated: November 29, 2000

MARTIN L. FLANAGAN*              Principal Financial Officer
Martin L. Flanagan               Dated: November 29, 2000

KIMBERLEY H. MONASTERIO*         Principal Accounting Officer
Kimberley H. Monasterio          Dated: November 29, 2000

FRANK H. ABBOTT III*             Trustee
Frank H. Abbott III              Dated: November 29, 2000

HARRIS J. ASHTON*                Trustee
Harris J. Ashton                 Dated: November 29, 2000

S. JOSEPH FORTUNATO*             Trustee
S. Joseph Fortunato              Dated: November 29, 2000

EDITH E. HOLIDAY*                Trustee
Edith E. Holiday                 Dated: November 29, 2000

RUPERT H. JOHNSON, JR.*          Trustee
Rupert H. Johnson, Jr.           Dated: November 29, 2000

FRANK W.T. LAHAYE*               Trustee
Frank W.T. LaHaye                Dated: November 29, 2000

GORDON S. MACKLIN*               Trustee
Gordon S. Macklin                Dated: November 29, 2000


*By:  /s/ DAVID P. GOSS
      ------------------
      David P. Goss, Attorney-in-Fact
      (Pursuant to Power of Attorney filed herewith)



                    FRANKLIN TEMPLETON FUND ALLOCATOR SERIES
                             REGISTRATION STATEMENT
                                  EXHIBIT INDEX

EXHIBIT NO.         DESCRIPTION                                 LOCATION

EX-99.(a)(i)        Agreement and Declaration of                 *
                    Trust of Franklin Templeton Fund
                    Manager dated September 18, 1995

EX-99.(a)(ii)       Certificate of Amendment of                  *
                    Agreement and Declaration of
                    Trust of Franklin Templeton Fund
                    Manager dated September 17, 1996

EX-99.(a)(iii)      Certificate of Trust dated                   *
                    September 18, 1995

EX-99.(a)(iv)       Certificate of Amendment to the              *
                    Certificate of Trust of Franklin
                    Templeton Fund Manager dated
                    September 17, 1996

EX-99.(b)(i)        By-Laws                                      *

EX-99.(d)(i)        Investment Advisory and Asset                *
                    Allocation Agreement between
                    Registrant and Franklin
                    Advisers, Inc. dated November
                    19, 1996

EX-99.(e)(i)        Distribution Agreement between               *
                    Registrant and
                    Franklin/Templeton Distributors,
                    Inc. dated November 19, 1996

EX-99.(e)(ii)       Forms of Dealer Agreements                   *
                    between Franklin/Templeton
                    Distributors, Inc. and
                    Securities Dealers dated March
                    1, 1999

EX-99.(e)(iii)      Amendment of Distribution                    *
                    Agreement between Registrant and
                    Franklin/Templeton Distributors,
                    Inc. dated January 12, 1999

EX-99.(g)(i)        Master Custody Agreement between             *
                    Registrant and Bank of New York
                    dated February 16, 1996

EX-99.g(ii)         Terminal Link Agreement between              *
                    Registrant and Bank of New York
                    dated February 16, 1996

EX-99.(g)(iii)      Amendment dated August 30, 2000              Attached
                    to Exhibit A of the Master
                    Custody Agreement between the
                    Registrant and Bank of New York
                    dated February 16, 1996

EX-99.(g)(iv)       Amendment to Master Custody                  *
                    Agreement between Registrant and
                    Bank of New York dated May 7,
                    1997

EX-99.(g)(v)        Foreign Custody Manager                      *
                    Agreement between Registrant and
                    Bank of New York made as of July
                    30, 1998, effective as of
                    February 27, 1998

EX-99.(g)(vi)       Amendment dated August 30, 2000              Attached
                    to Schedule 1 of the Foreign
                    Custody Manager Agreement dated
                    February 27, 1998

EX-99.(g)(vii)      Amendment dated September 1,                 Attached
                    2000, to Schedule 2 of the
                    Foreign Custody Manager
                    Agreement dated July 30, 1998


EX-99.(h)(i)        Administration Agreement between             *
                    Registrant and Franklin
                    Templeton Services, Inc. dated
                    November 19, 1996

EX-99.(i)(i)        Opinion and Consent of Counsel               *
                    dated September 15, 1998

EX-99.(j)(i)        Consent of Independent Auditors              Attached

EX-99.(l)(i)        Subscription Agreement between               *
                    Registrant and Franklin
                    Resources, Inc. dated December
                    19, 1996

EX-99.(m)(i)        Class I Distribution Plan                    *
                    pursuant to Rule 12b-1 between
                    Registrant and
                    Franklin/Templeton Distributors,
                    Inc. dated December 31, 1996

EX-99.(m)(ii)       Class II Distribution Plan                   *
                    pursuant to Rule 12b-1 between
                    Registrant and
                    Franklin/Templeton Distributors,
                    Inc. dated December 31, 1996

EX-99.(n)(i)        Multiple Class Plan dated                    *
                    November 19, 1996

EX-99.(p)(i)        Code of Ethics                               Attached

EX-99.(q)(i)        Power of Attorney dated                      Attached


* Incorporated by Reference